SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934

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[   ]         Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[   ]         Definitive Information Statement

JNL Series Trust
(Name of Registrant As Specified In Its Charter)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Dear Variable Annuity Contract Owners:

Although you are not a shareholder of JNL Series Trust (the “Trust”), your purchase payments and the earnings on those purchase payments under your variable contracts (“Variable Contracts”) issued by Jackson National Life Insurance Company (“Jackson”) or Jackson National Life Insurance Company of New York (“Jackson NY”) are invested in sub-accounts of separate accounts established by Jackson or Jackson NY that, in turn, are invested in shares of one or more of the series of the Trust. References to shareholders in the enclosed information statement for the Trust (the “Information Statement”) may be read to include you as an owner of a Variable Contract.

On December 10 – 12, 2018, the Board of Trustees (the “Board”) of the Trust voted to replace AllianceBernstein L.P. (“AB”) with J.P. Morgan Investment Management, Inc. (“JPM”) as the sub-adviser for the JNL/AB Dynamic Asset Allocation Fund (the “Fund”), a series of the Trust.  On January 29, 2019, via unanimous written consent, the Board approved the change in sub-adviser to be effective June 24, 2019. Enclosed please find the Trust’s Information Statement regarding this change in sub-adviser for the following Fund:

Prior Fund Name	New Fund Name
JNL/AB Dynamic Asset Allocation Fund	JNL/JPMorgan Global Allocation Fund

The Information Statement is furnished to shareholders of the Fund on behalf of the Board of the Trust, a Massachusetts business trust, located at 1 Corporate Way, Lansing, Michigan 48951.

The Trust has filed an amendment to the registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, for the Trust to reflect the Sub-Adviser Change as discussed in this Information Statement.

PLEASE NOTE THAT WE ARE NOT ASKING YOU FOR VOTING INSTRUCTIONS, AND YOU ARE REQUESTED NOT TO SEND US VOTING INSTRUCTIONS.

If you have any questions regarding any of the changes described in the Information Statement, please call one of the following numbers on any business day: 1-800-644-4565 (Jackson Service Center) or 1-800-599-5651 (Jackson NY Service Center), write to JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814, or visit: www.jackson.com.
Sincerely,

Mark D. Nerud
President, Chief Executive Officer, and Trustee
JNL Series Trust

Information Statement To Shareholders Regarding:

JNL Series Trust

JNL/AB Dynamic Asset Allocation Fund

May 31, 2019

Table of Contents

Information Statement

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

I.	Introduction

JNL Series Trust (the “Trust”), a Massachusetts business trust, is an open-end investment company, commonly known as a mutual fund, registered under the Investment Company Act of 1940, as amended (“1940 Act”).  The Trust currently offers shares in 123 series (the “Funds”).

As investment adviser to the Funds, Jackson National Asset Management, LLC (“JNAM” or “Adviser”) selects, contracts with, and compensates investment sub-advisers (the “Sub-Advisers”) to manage the investment and reinvestment of the assets of most of the Funds.  While the Sub-Advisers are primarily responsible for the day-to-day portfolio of the Funds, JNAM monitors the compliance of the Sub-Advisers with the investment objectives and related policies of those Funds and reviews the performance of the Sub-Advisers and reports on such performance to the Board of Trustees of the Trust (the “Board”).  Jackson National Life Distributors LLC (“JNLD”), an affiliate of the Trust and of the Adviser, is the principal underwriter for the Trust.  JNAM is a wholly owned subsidiary of Jackson National Life Insurance Company (“Jackson”), which, in turn, is wholly owned by Prudential plc, a publicly traded company incorporated in the United Kingdom.  Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.

On December 10 – 12, 2018, the Board, including the Trustees who are not “interested persons” as defined by the 1940 Act (the “Independent Trustees”), of the JNL/AB Dynamic Asset Allocation Fund (the “Fund”) voted to replace AllianceBernstein L.P. (“AB”) with J.P. Morgan Investment Management, Inc. (“JPM”) as the Sub-Adviser for the Fund and to approve an amendment (the “Amendment”) to the investment sub-advisory agreement between JNAM and JPM (the “JPM Sub-Advisory Agreement”), appointing JPM as the new Sub-Adviser to the Fund.   JPM currently serves as a Sub-Adviser to other funds in the Trust pursuant to the JPM Sub-Advisory Agreement.  On January 29, 2019, via unanimous written consent, the Board approved the change in sub-adviser to be effective June 24, 2019 (the “Sub-Adviser Change”).  As a result of the Sub-Adviser Change, the Fund’s name will be changed to the JNL/JPMorgan Global Allocation Fund, effective June 24, 2019.

The purpose of this information statement (the “Information Statement”) is to provide you with information about the Amendment to the JPM Sub-Advisory Agreement and about JPM’s appointment as new Sub-Adviser to the Fund, effective June 24, 2019.

This Information Statement is provided in lieu of a proxy statement, pursuant to the terms of an exemptive order (the “Order”) that the Trust and its Adviser received from the U.S. Securities and Exchange Commission (the “SEC”).  The Order permits JNAM to enter into sub-advisory agreements appointing Sub-Advisers that are not affiliates of the Adviser (other than by reason of serving as a Sub-Adviser to a Fund) without approval by the shareholders of the relevant Fund. The Trust, therefore, is able to change unaffiliated Sub-Advisers from time to time, subject to Board approval, without the expense and delays associated with obtaining shareholder approval.  However, a condition of this Order is that notice and certain information be sent to shareholders informing them of changes in Sub-Advisers.

AB is located at 1345 Avenue of the America, New York, New York 10105. Effective June 24, 2019, AB will cease to be the Sub-Adviser to the Fund.

This Information Statement is being provided to contract owners of record for the Fund as of May 21, 2019.  It will be mailed on or about June 4, 2019.

II.	Changes to Fund Name, Investment Objective, and Principal Investment Strategies

Upon the replacement of AB with JPM as Sub-Adviser, effective June 24, 2019, the name of the Fund will change as follows:

Prior Fund Name	New Fund Name
JNL/AB Dynamic Asset Allocation Fund	JNL/JPMorgan Global Allocation Fund

The Fund’s investment objective and principal investment strategies will also change as a result of the appointment of JPM as Sub-Adviser to the Fund. Effective June 24, 2019, the investment objective and principal investment strategies for the Fund will be as follows:

Investment Objective.  The investment objective of the Fund is to maximize long-term total return.

Principal Investment Strategies. The Fund has significant flexibility to invest in a broad range of equity, fixed income, and alternative asset classes in the U.S. and other markets throughout the world, both developed and emerging. J.P. Morgan Investment Management Inc., the Fund’s sub-adviser (“Sub-Adviser”), uses a flexible asset allocation approach in constructing the Fund’s portfolio.

Under normal circumstances, the Fund will invest at least 40% of its total assets in countries other than the United States unless the Sub-Adviser determines that conditions are not favorable. If the Sub-Adviser determines that conditions are not favorable, the Fund may invest under 40% of its total assets in non-U.S. countries provided that the Fund will not invest less than 30% of its total assets in non-U.S. countries under normal circumstances except for temporary defensive purposes. The Sub-Adviser will invest in issuers in at least three countries other than the U.S. under normal circumstances. The Fund will invest across the full range of asset classes.

The Fund’s equity investments may include common stock, preferred stock, exchange traded funds (“ETFs”), convertible securities, depositary receipts, warrants to buy common stocks, master limited partnerships (“MLPs”), and other unaffiliated mutual funds and ETFs advised by the Sub-Adviser (“JPMorgan Funds”) and, for the limited purposes described below, market cap weighted index ETFs that are managed by investment advisers that are unaffiliated with the Sub-Adviser (“Unaffiliated Passive ETFs”, and together with JPMorgan Funds, the “Underlying Funds”). The Fund is generally unconstrained by any particular capitalization with regard to its equity investments.

The Fund’s fixed income investments may include bank obligations, convertible securities, U.S. Government securities (including agencies and instrumentalities), mortgage-backed and mortgage-related securities (which may include securities that are issued by non-governmental entities), domestic and foreign corporate bonds, high yield securities (“junk bonds”), loan assignments and participations, debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions, floating rate securities, inflation-indexed bonds, inflation-linked securities such as Treasury Inflation Protected Securities (“TIPS”), JPMorgan Funds, and, for the limited purposes described below, Unaffiliated Passive ETFs. The Fund is generally unconstrained with regard to the duration of its fixed income investments.

The Fund’s alternative investments include securities that are not a part of the Fund’s global equity or global fixed income investments. These investments may include individual securities (such as convertible securities, inflation-sensitive securities and preferred stock), JPMorgan Funds, ETFs, exchange traded notes (“ETNs”), exchange-traded commodities (“ETCs”), and, for the limited purposes described below, Unaffiliated Passive ETFs. The investments in this asset class may give the Fund exposure to: market neutral strategies, long/short strategies, real estate (including real estate investment trusts (“REITS”)), currencies, and commodities.

To the extent the Fund invests in the Underlying Funds, the Sub-Adviser expects to select JPMorgan Funds without considering or canvassing the universe of unaffiliated underlying funds available, even though there may (or may not) be one or more unaffiliated underlying funds that investors might regard as more attractive for the Fund or that have superior returns. The Sub-Adviser also generally expects to select a JPMorgan ETF unless the Sub-Adviser determines the investment is not available to or appropriate for the Fund. To the extent the Sub-Adviser determines that an investment in a JPMorgan ETF is not available to or appropriate for the Fund, only then will the Sub-Adviser consider investing in an Unaffiliated Passive ETF. The Sub-Adviser expects that, to the extent the Fund invests in ETFs, the Sub-Adviser will primarily invest in passive ETFs. A “passive ETF” is a registered investment company that seeks to track the performance of a particular market security or index. The index may be a broad-based market index or it may relate to particular sectors, markets, regions or industries.

The Fund may also hold cash and cash equivalents.

In addition to direct investments in securities, derivatives, which are instruments that have a value based on another instrument, may also be used as substitutes for securities in which the Fund can invest. For example, in implementing equity market neutral strategies and macro-based strategies, the Fund may use a total return swap to establish both long and short positions in order to gain the desired exposure rather than physically purchasing and selling short each instrument. The Fund may use futures contracts, options, forwards, and swaps to more effectively gain targeted equity and fixed income exposure from its cash positions, to hedge investments, for risk management and to attempt to increase the Fund’s gain. The Fund may use futures contracts, forward contracts, options (including options on interest rate futures contracts and interest rate swaps), swaps, and credit default swaps to help manage duration, sector and yield curve exposure, and credit and spread volatility. The Fund may utilize exchange-traded futures contracts for cash management and to gain exposure to equities pending investment in individual securities. To the extent that the Fund does not utilize underlying funds to gain exposure to commodities, it may utilize commodity linked derivatives or commodity swaps to gain exposure to commodities.

The Fund may invest in securities denominated in any currency. The Fund may utilize forward currency transactions to hedge exposure to non-dollar investments back to the U.S. dollar. The Fund may engage in short sales.

The Fund will likely engage in active and frequent trading.

For a more detailed comparison of the changes made to the Fund’s prospectus due to the change in Sub-Adviser, please refer to Exhibit B.

III.	Investment Sub-Advisory Agreement with J.P. Morgan Investment Management, Inc.

AB is the current Sub-Adviser to the Fund, pursuant to an Investment Sub-Advisory Agreement between JNAM and AB, effective April 28, 2014, as amended, which was most recently approved by the Board at a meeting held on August 27-29, 2018. On December 10 – 12, 2018, the Board, including the Independent Trustees, voted to replace AB with JPM as Sub-Adviser for the Fund and approved the Amendment to the JPM Sub-Advisory Agreement.  Pursuant to the Order, shareholder approval is not required for the Amendment to the JPM Sub-Advisory Agreement because JPM is not affiliated with JNAM.

The following description of the JPM Sub-Advisory Agreement is qualified by the JPM Sub-Advisory Agreement, as amended, and the Amendment, attached as Exhibit A.

The JPM Sub-Advisory Agreement provides that it will remain in effect for its initial term, and thereafter only so long as the continuance is approved at least annually by September 30th by the Board or by vote of the holders of a majority of the outstanding voting securities of the Fund and by vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The JPM Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, on sixty days’ written notice by the Trust, the Adviser or JPM. The JPM Sub-Advisory Agreement also terminates automatically in the event of its assignment.

The JPM Sub-Advisory Agreement generally provides that JPM, its officers, directors, employees, agents, or affiliates will not be subject to any liability to JNAM or the Funds or their directors, officers, employees, agents, or affiliates for error of judgment or mistake of law or for any loss suffered by the Funds, any shareholder of the Funds, or JNAM either in connection with the performance of JPM’s duties under the JPM Sub-Advisory Agreement or its failure to perform due to events beyond its reasonable control, except for a loss resulting from JPM’s willful misfeasance or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the JPM Sub-Advisory Agreement.  There are no material changes to the JPM Sub-Advisory Agreement resulting from this Sub-Adviser appointment.

In connection with the Sub-Adviser change, JNAM will reduce its management fees.  The Fund currently pays JNAM an advisory fee equal to a percentage of its average daily net assets based on the following schedule:

JNL/AB Dynamic Asset Allocation Fund
Advisory Fee Rates Before the Change in Sub-Adviser
Net Assets	Rate
$0 to $500 million	0.650%
$500 million to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	0.625% 0.600% 0.590% 0.580%

After the change, the Fund will pay JNAM an advisory fee equal to a percentage of its average daily net assets based on the following schedule:

JNL/JPMorgan Global Allocation Fund
Advisory Fee Rates After the Change in Sub-Adviser
Net Assets $0 to $1 billion	Rate 0.600%
$1 billion to $3 billion	0.590%
$3 billion to $5 billion	0.550%
Over $5 billion	0.540%

The following table sets forth the aggregate amount of management fees paid by the Fund to the Adviser for the year ended December 31, 2018. The pro forma aggregate amount of management fees paid to the Adviser would have been lower had the change of Sub-Advisers occurred during the applicable period.

Fund Name	Actual Fees
JNL/AB Dynamic Asset Allocation Fund	$238,383

JNAM is responsible for paying all Sub-Advisers out of its own resources. Under the Amendment to the JPM Sub-Advisory Agreement, the sub-advisory fee schedule is different than the sub-advisory fee schedule used to compensate AB.  AB is currently paid a sub-advisory fee equal to a percentage of the Fund’s average daily net assets based on the below schedule:

JNL/AB Dynamic Asset Allocation Fund
Sub-Advisory Rate Before the Change in Sub-Adviser
Net Assets	Annual Rate
$0 to $250 million	0.40%
$250 million to $500 million	0.35%
Amounts over $500 Million	0.30%

Under the Amendment to the JPM Sub-Advisory Agreement, JPM will be paid a sub-advisory fee equal to a percentage of the Fund’s average daily net assets based on the below schedule:

JNL/JPMorgan Global Allocation Fund
Sub-Advisory Rate After the Change in Sub-Adviser
Net Assets	Annual Rate
$0 to $1.5 billion	0.40%
$1.5 billion to $3 billion	0.38%
Amounts over $3 billion	0.35%

For the year ended December 31, 2018, JNAM paid AB $146,697 in sub-advisory fees for its services to the Fund.  The pro forma sub-advisory fees would have been lower than the fees paid to AB, assuming the Amendment to the JPM Sub-Advisory Agreement was in place for the applicable period.

IV.	Description of J.P. Morgan Investment Management, Inc.

JPM is located at 270 Park Avenue, New York, NY 10017. JPM is a Delaware corporation and registered investment advisor.  JPM is an indirect subsidiary of JPMorgan Chase & Co., a publicly–traded bank holding company.  JPM and its affiliates offer a wide range of services to governmental, institutional, corporate and individual customers and act as investment adviser to individual and institutional customers. As of December 31, 2018, JPM and its affiliates had approximately $1.659 million in assets under management.

Executive/Principal Officers and Directors of J.P. Morgan Investment Management, Inc.

Names	Address	Title
George C.W. Gatch	383 Madison Avenue, New York, NY 10179	Director/Chairman/Managing Director
Lawrence M. Unrein	383 Madison Avenue, New York, NY 10179	Director/CIO and Global Head of Private Equity/Managing Director
Scott E. Richter	1111 Polaris Parkway, Columbus, OH 43240	Secretary/Managing Director
Paul A. Quinsee	383 Madison Avenue, New York, NY 10179	Director/Global Head of Equities/Managing Director
Andrew R. Powell	383 Madison Avenue, New York, NY 10179	Director/Managing Director/Senior Business Manager
John T. Donohue	383 Madison Avenue, New York, NY 10179	Director/President/CEO/Managing Director
Joy C. Dowd	383 Madison Avenue, New York, NY 10179	Director/ Head of Client Services/Managing Director
Robert C. Michele	383 Madison Avenue, New York, NY 10179	Director/CIO & Head of Global Fixed Income. Currency & Commodities/Managing Director

Names	Address	Title
John M. O’Brien	383 Madison Avenue, New York, NY 10179	Director/Co-Head of Asset Management Solutions/ Managing Director
Mark A. Egert	383 Madison Avenue, New York, NY 10179	Chief Compliance Officer/Managing Director
Michael A.Camacho	383 Madison Avenue, New York, NY 10179	Director/Global Head of Beta
Anton C. Pil	383 Madison Avenue, New York, NY 10179	Director/Global Head of Real Assets/ Managing Director
Megan A. McClellan	383 Madison Avenue, New York, NY 10179	Director/Treasurer/Chief Financial Officer/Managing Director

As the Sub-Adviser to the Fund, JPM will provide the Fund with investment research, advice, and supervision, and will manage the Fund’s portfolio consistent with its investment objective and policies, including the purchase, retention, and disposition of securities, as set forth in the Fund’s current Prospectus.  The principal risks of investing in the Fund will also be listed in the Fund’s Prospectus under the heading “Principal Risks of Investing in the Fund.”

As of [May 21, 2019], no Trustees or officers of the Trust were officers, employees, directors, general partners, or shareholders of JPM, and no Trustees or officers of the Trust owned securities or had any other material direct or indirect interest in JPM or any other entity controlling, controlled by, or under common control with JPM. In addition, no Trustee has had any material interest, direct or indirect, in any material transactions since January 1, 2018, the beginning of the Trust’s most recently completed fiscal year, or in any material proposed transactions, to which JPM, any parent or subsidiary of JPM, or any subsidiary of the parent of such entities was or is to be a party.

JNL/JPMorgan Global Allocation Fund

The JNL/JPMorgan Global Allocation Fund will be managed by Jeffrey A. Geller, Eric J. Bernbaum, and Grace Koo.
Jeffrey A. Geller
Jeffrey A. Geller, Managing Director, CFA, is the Chief Investment Officer of JPM’s Multi-Asset Solutions Group and has investment oversight responsibility for all accounts managed by JPM’s Multi-Asset Solutions Group. In addition, Mr. Gellar has direct portfolio management responsibilities for JPM’s Multi-Asset Solutions Group’s less constrained mandates as well as those with large alternative allocations.  Mr. Gellar joined JPM in 2006 and has been a portfolio manager of the Fund since June 2019.
Eric J. Bernbaum
Eric J. Bernbaum, Executive Director, CFA, is a portfolio manager within JPM’s Multi-Asset Solutions Group and has responsibility for portfolio construction and the implementation of tactical asset allocations across JPM’s Multi-Asset Solutions Group. Mr. Bernbaum joined JPM in 2008 and has been a portfolio manager of the Fund since June 2019.
Grace Koo
Grace Koo, Executive Director, is a portfolio manager within JPM’s Multi-Asset Solutions Group and has responsibility for quantitative multi-asset portfolio strategies, dynamic asset allocation and long-term capital market assumptions.  Ms. Koo joined JPM in 2007 and has been a portfolio manager of the Fund since June 2019.

V.	Other Investment Companies Advised by J.P. Morgan Investment Management, Inc.

The following table sets forth the size and rate of compensation for other funds advised by JPM having similar investment objectives and policies as those of the Fund.

Similar Mandate(s)	Assets Under Management as of December 31, 2018	Rate of Compensation
JPMorgan Global Allocation Fund	$3,129,962,988.56	60 basis points (bps)
JPMorgan Insurance Trust Global Allocation Portfolio	$78,155,429.64	60 bps
JPMCB Global Allocation Fund*	$41,230,763.8	Negotiated
*   Incepted June 30, 2018

VI.	Evaluation by the Board of Trustees

The Board oversees the management of the Fund and, as required by law, determines annually whether to approve the Fund’s sub-advisory agreement.  At a meeting on December 10 – 12, 2018, the Board, including all of the Independent Trustees, considered information relating to the appointment of JPM as the Fund’s Sub-Adviser and the Amendment to the JPM Sub-Advisory Agreement.

In advance of the meeting, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the JPM Sub-Advisory Agreement Amendment.  The Board received, and had the opportunity to review, this and other materials, ask questions, and request further information in connection with its consideration of the Amendment to the JPM Sub-Advisory Agreement. With respect to its approval of the Amendment to the JPM Sub-Advisory Agreement, the Board noted that the JPM Sub-Advisory Agreement was with a sub-adviser that already provides services to existing funds in the Trust.  Thus, the Board also considered relevant information provided at previous Board meetings.  At the conclusion of the Board’s discussions, the Board approved the Amendment to the JPM Sub-Advisory Agreement.

In reviewing the JPM Sub-Advisory Agreement and considering the information, the Board was advised by outside independent legal counsel.  The Board considered the factors it deemed relevant, including: (1) the nature, quality, and extent of the services to be provided, (2) the investment performance of the Fund, (3) cost of services of the Fund, (4) profitability date; (5) whether economies of scale may be realized and shared, in some measure, with investors as the Fund grows, and (6) other benefits that may accrue to JPM through its relationship with the Trust.  In its deliberations, the Board, in exercising its business judgment, did not identify any single factor that alone was responsible for the Board’s decision to approve the Amendment to the JPM Sub-Advisory Agreement.

Before approving the Amendment to the JPM Sub-Advisory Agreement, the Independent Trustees met in executive session with their independent legal counsel to consider the materials provided by JPM and to consider the terms of the JPM Sub-Advisory Agreement.  Based on its evaluation of those materials and the information the Board received throughout the year at its regular meetings, the Board, including the interested and Independent Trustees, concluded that the Amendment to the JPM Sub-Advisory Agreement is in the best interests of the shareholders of the Fund.  In reaching its conclusions, the Board considered numerous factors, including the following:

Nature, Quality, and Extent of Services

The Board examined the nature, quality, and extent of the services to be provided by JPM.  The Board noted JNAM’s evaluation of JPM, as well as JNAM’s recommendations, based on its review of JPM, in connection with its approval of the Amendment to the JPM Sub-Advisory Agreement.

The Board reviewed the qualifications, backgrounds, and responsibilities of JPM’s portfolio managers who would be responsible for the day-to-day management of the Fund.  The Board reviewed information pertaining to JPM’s organizational structure, senior management, financial condition, investment operations, and other relevant information pertaining to JPM. The Board considered compliance reports about JPM from the Trust’s Chief Compliance Officer.

Based on the foregoing, the Board concluded that the Fund is likely to benefit from the nature, extent, and quality of the services to be provided by JPM under the JPM Sub-Advisory Agreement.

Investment Performance of the Fund

The Board reviewed the performance of JPM’s investment mandates with a similar investment strategy compared to that of the Fund, the Fund’s proposed new benchmark, and the Fund’s peer group. The Board concluded that it would be in the best interests of the Fund and its shareholders to approve the Amendment to the JPM Sub-Advisory Agreement.

Costs of Services

The Board reviewed the fee to be paid by JNAM to JPM.  The Board reviewed fee and expense information as compared to that of comparable funds managed by other advisers, as well as fees charged by JPM to similar clients, if any.  The Board noted that JNAM does not manage any institutional accounts with which the Fund’s fees could be compared.  While the Board considered the Fund’s sub-advisory fee and compared it to the average sub-advisory fees for other funds similar in size, character and investment strategy (the “peer group”), the Board noted that the Fund’s sub-advisory fee would be paid by JNAM (not the Fund) and, therefore, would be neither a direct shareholder expense nor a direct influence on the Fund’s total expense ratio.

The Board considered that the Fund’s proposed advisory fee and total expense ratio are lower than the Fund’s current advisory fee and expense ratio and the respective peer group averages.  The Board also noted that JPM’s proposed sub-advisory fee is higher than the peer group average, though it is equal to the current sub-advisory fee.  The Board concluded that the advisory and sub-advisory fees are in the best interests of the Fund and its shareholders in light of the services to be provided.

Economies of Scale

The Board considered whether the Fund’s proposed fees reflect the potential for economies of scale for the benefit of Fund shareholders.  Based on information provided by JNAM and JPM, the Board noted that the advisory and sub-advisory fee arrangements for the Fund contains breakpoints that decrease the fee rate as assets increase.

The Board further considered that JPM has agreed to breakpoints in the sub-advisory fee rate.  The Board noted that the sub-advisory fee for the Fund is paid by JNAM (not the Fund).

The Board concluded that the fees in some measure share economies of scale with shareholders.

Other Benefits to JPM

In evaluating the benefits that may accrue to JPM through its relationship with the Fund, the Board noted that JPM may receive indirect benefits in the form of soft dollar arrangements for portfolio securities trades placed with the Fund’s assets and may also develop additional investment advisory business with JNAM, the Fund or other clients of JPM as a result of its relationship with the Fund.

In light of all the facts noted above, the Board concluded that it would be in the best interests of the Fund and its shareholders to approve the Amendment to the JPM Sub-Advisory Agreement.

VII.          Additional Information

Ownership of the Fund

As of [May 21, 2019], there were issued and outstanding the following number of shares for the Fund:

Fund	Shares Outstanding
JNL/AB Dynamic Asset Allocation Fund (Class A)	[to be provided]
JNL/AB Dynamic Asset Allocation Fund (Class I)	[to be provided]

As of [May 21, 2019], the officers and Trustees of the Trust, as a group, owned less than 1% of the then outstanding shares of the Fund.

Because the shares of the Fund are sold only to Jackson, Jackson National Life Insurance Company of New York (“Jackson NY”), certain affiliated funds organized as fund-of-funds, and certain qualified retirement plans, Jackson, through its separate accounts, which hold shares of the Fund as funding vehicles for Variable Contracts, is the owner of record of substantially all of the shares of the Fund.

[As of May 21, 2019], the following persons beneficially owned more than 5% of the shares of the Fund, indicated below:

JNL/AB Dynamic Asset Allocation Fund – Class A Shares
Contract Owner’s Name/Address	Address	Percentage of Shares owned
[to be provided]	[to be provided]	[to be provided]

JNL/AB Dynamic Asset Allocation Fund – Class I Shares
Contract Owner’s Name/Address	Address	Percentage of Shares owned
[to be provided]	[to be provided]	[to be provided]

Persons who own Variable Contracts may be deemed to have an indirect beneficial interest in the Fund shares owned by the relevant separate accounts.  As noted above, Variable Contract owners have the right to give instructions to the insurance company shareholders as to how to vote the Fund shares attributable to their Variable Contracts.  To the knowledge of management of the Trust, [as of May 21, 2019], the following persons have been deemed to have an indirect beneficial interest totaling more than 25% of the voting securities of the Fund:

JNL/AB Dynamic Asset Allocation Fund – Class A Shares
Contract Owner’s Name/Address	Address	Percentage of Shares owned
[to be provided]	[to be provided]	[to be provided]

JNL/AB Dynamic Asset Allocation Fund – Class I Shares
Contract Owner’s Name/Address	Address	Percentage of Shares owned
[to be provided]	[to be provided]	[to be provided]

Brokerage Commissions and Fund Transactions

During the fiscal year ended December 31, 2018, the Fund paid no commissions to any affiliated broker.

During the fiscal year ended December 31, 2018, the Fund paid $55,012 in administration fees and $110,022 in 12b-1 fees to the Adviser and/or its affiliated persons. The Board approved an amendment to the investment advisory contract and these services will continue.

VIII.        Other Matters

The Trust will furnish, without charge, a copy of the Trust’s annual report for the fiscal year ended December 31, 2018 or a copy of the Trust’s prospectus and statement of additional information to any shareholder upon request. To obtain a copy, please call 1-800-644-4565 (Jackson Service Center) or 1-800-599-5651 (Jackson NY Service Center), write to the JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814, or visit www.jackson.com.

JNAM, the investment adviser to the Trust, is located at 225 West Wacker Drive, Chicago, Illinois 60606.  JNAM is a wholly owned subsidiary of Jackson, which, in turn, is wholly owned by Prudential plc, a publicly traded company incorporated in the United Kingdom.  Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  JNAM also serves as the Trust’s Administrator.  JNLD, an affiliate of the Trust and the Adviser, is principal underwriter for the Trust and a wholly owned subsidiary of Jackson.  JNLD is located at 300 Innovation Drive, Franklin, TN 37067.

The Trust is not required to hold annual meetings of shareholders, and, therefore, it cannot be determined when the next meeting of shareholders will be held.  Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trust’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

The cost of the printing and distribution of this Information Statement will be paid by JNAM.

Exhibit A

Amended and Restated

 Investment Sub-Advisory Agreement Between

 Jackson National Asset Management, LLC

 and J.P. Morgan Investment Management Inc.

This Agreement is effective as of the 2nd day of May, 2005, and Amended and Restated as of the 1st day of December, 2012, by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and J.P. Morgan Investment Management Inc., a Delaware corporation and registered investment adviser (“Sub-Adviser”).

Whereas, Adviser is the investment manager for the JNL Series Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”);

Whereas, the Adviser represents that it has entered into an Investment Advisory and Management Agreement effective as of January 31, 2001, Amended and Restated as of the 28th day of February, 2012, and further Amended and Restated as of the 1st day of December, 2012 (“Management Agreement”) with the Trust; and

Whereas, Adviser desires to retain Sub-Adviser as Adviser’s agent to furnish investment advisory services to the investment portfolios of the Trust listed on Schedule A hereto (“each a Fund”).

Now, Therefore, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.	Appointment. Adviser hereby appoints Sub-Adviser to provide certain sub-investment advisory services to the Funds for the period and on the terms set forth in this Agreement. Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2.	Delivery of Documents. Adviser has or will furnish Sub-Adviser with copies properly certified or authenticated of each of the following prior to the commencement of the Sub-Adviser’s services:

a)	the Trust’s Agreement and Declaration of Trust, as filed with the Secretary of State of The Commonwealth of Massachusetts on June 1, 1994, and all amendments thereto or restatements thereof (such Declaration, as presently in effect and as it shall from time to time be amended or restated, is herein called the “Declaration of Trust”);

b)	the Trust’s By-Laws and amendments thereto;

c)	resolutions of the Trust’s Board of Trustees authorizing the appointment of Sub-Adviser and approving this Agreement;

d)	the Trust’s Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the “SEC”) and all amendments thereto;

e)	the Trust’s Registration Statement on Form N-1A under the Securities Act of 1933, as amended (“1933 Act”) and under the 1940 Act as filed with the SEC and all amendments thereto insofar as such Registration Statement and such amendments relate to the Funds; and

f)	the Trust’s most recent prospectus and Statement of Additional Information for the Funds (collectively called the “Prospectus”).

During the term of this Agreement, the Adviser agrees to furnish the Sub-Adviser at its principal office all proxy statements, reports to shareholders, sales literature or other materials prepared for distribution to shareholders of each Fund, prospects of each Fund or the public that refer to the Fund in any way, prior to the use thereof, and the Adviser shall not use any such materials if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. The Sub-Adviser’s right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients. The Adviser agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way that have been furnished to the Sub-Adviser for its approval are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph. Sales literature may be furnished to the Sub-Adviser by e-mail, first class or overnight mail, facsimile transmission equipment or hand delivery.

Adviser will furnish the Sub-Adviser with copies of all amendments of or supplements to the foregoing within a reasonable time before they become effective. Any amendments or supplements that impact the management of the Funds will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser’s approval thereof.

The Sub-Adviser agrees to permit the Adviser and the Trust to use its name in the names of the Funds and when referring to the Sub-Adviser. Upon termination of the Agreement with respect to any one Fund the Adviser will cause such Fund to cease to use the Sub-Adviser’s name in the name of the Fund. Upon the termination of the Agreement with respect to all Funds, the Sub-Adviser shall cease and shall cause the Funds to cease all use of the name and marks of the Sub-Adviser and its affiliates.

3.	Management. Subject always to the supervision of the Adviser, who in turn is subject to the supervision of the Trust’s Board of Trustees, Sub-Adviser will furnish an investment program in respect of, and make investment decisions for, on a discretionary basis, all assets of the Funds and place all orders for the purchase and sale of securities, including foreign or domestic securities or other property (including financial futures and options of any type), all on behalf of the Funds. In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Funds (as set forth below), and will monitor the Funds’ investments, and will comply with the provisions of Trust’s Declaration of Trust and By-Laws, as amended from time to time, and the stated investment objectives, policies and restrictions of the Funds, which may be amended from time to time. Sub-Adviser and Adviser will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Funds and to consult with each other regarding the investment affairs of the Funds. Sub-Adviser will report to the Board of Trustees and to Adviser with respect to the implementation of such program. Sub-Adviser, solely with respect to the assets of the Funds, which are under its management pursuant to this Agreement, is responsible for compliance with the diversification provisions of Section 817(h) of the Internal Revenue Code of 1986, as amended (“IRC”), and its accompanying Regulation, Treas. Reg. Section 1.817-5, applicable to the Funds.

Adviser will not act in a manner that would result in Sub-Adviser failing to maintain the required diversification. If the failure to diversify is inadvertent, Jackson National Life Insurance Company and any of its affiliates investing in the Funds, as owner of the assets in the Funds, shall in good faith and assisted by the Sub-Adviser follow the procedures specified in Treas. Reg. Section 1.817-5(a)(2) and Revenue Procedure 92-25 (or its successor) to request relief from the Commissioner of Internal Revenue Service, and that in such an event Sub-Adviser will assist the Adviser in the preparation of any request for relief or closing agreement and, to the extent that Adviser is seeking indemnification under Section 11 hereof, no filings or agreements shall be made with the Commissioner of Internal Revenue Service without the prior written approval of Sub-Adviser.

The Adviser agrees on an on-going basis to provide or cause to be provided to the Sub-Adviser in advance and in writing, guidelines, (the “Guidelines”), setting forth the limitations imposed on the Fund as a result of relevant requirements under state law pertaining to insurance products. The Sub-Adviser shall be permitted to rely on the most recent Guidelines delivered to it. The Adviser agrees that the Sub-Adviser may rely on the Guidelines without independent verification of their accuracy. Adviser may amend the Guidelines upon written notice to Sub-Advisor; provided such amendment becomes effective only upon Sub-Advisor’s written acknowledgment of its receipt of such amendment, and Sub-Advisor shall be provided a reasonable time to comply with such amendment.

The Adviser agrees that the Sub-Adviser shall not be liable for any failure to recommend the purchase or sale of any security on behalf of any Fund on the basis of any information which might, in the Sub-Adviser’s opinion, constitute a violation of any federal or state laws, rules or regulations.

The Sub-Adviser further agrees that it:

a)	will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

b)	will comply with all applicable Rules and Regulations of the SEC in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

c)	will report regularly to Adviser and to the Trust’s Board of Trustees as reasonably agreed between the Adviser and Sub-Adviser and will make appropriate persons available for the purpose of reviewing with representatives of Adviser and the Board of Trustees on a regular basis at reasonable times agreed to by the Adviser and Sub-Adviser, the management of the Funds, including, without limitation, review of the general investment strategies of the Funds, the performance of the Funds in relation to the specified benchmarks and will provide various other reports from time to time as reasonably requested by Adviser;

d)	will provide to the Adviser (i) a monthly compliance checklist developed for each Fund by Adviser and Sub-Adviser, and (ii) quarterly reports developed for each Fund by Adviser and Sub-Adviser;

e)	will prepare and maintain such books and records with respect to each Fund’s securities transactions in accordance with Section 7 herein, and will furnish Adviser and Trust’s Board of Trustees such periodic and special reports as the Adviser may reasonably request;

f)	will prepare and cause to be filed in a timely manner Form 13F and, if required, Schedule 13G with respect to securities held for the account of the Funds subject to Sub-Adviser’s supervision;

g)	will act upon reasonable instructions from Adviser not inconsistent with the fiduciary duties and Investment Objectives hereunder;

h)	except as provided in Sections 15 and 20 of this Agreement, will treat confidentially and as proprietary information of Trust all such records and other information relative to the Trust maintained by the Sub-Adviser, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by Trust, provided, however, that notwithstanding the foregoing, Sub-Adviser may disclose such information as required by applicable law, regulation or upon request by a regulator or auditor of Sub-Adviser. Notwithstanding the provisions of said clause, to the extent that any market counterparty with whom the Sub-Adviser deals requires information relating to the Fund (including, but not limited to, the identity of the Fund and market value of the Fund), the Sub-Adviser shall be permitted to disclose such information to the extent necessary to effect transactions on behalf of the Fund in accordance with the terms of this Agreement;

i)	will vote proxies received in connection with securities held by the Funds consistent with its fiduciary duties hereunder and in line with the Sub-Adviser’s proxy voting guidelines and procedures in effect from time to time. The Adviser agrees to instruct the Fund’s custodian to forward all proxy materials and related shareholder communications to Sub-Adviser promptly upon receipt. The Sub-Adviser shall not be liable with regard to voting of proxies or other corporate actions if the proxy materials and related communications are not received in a timely manner. With respect to the JNL/JPMorgan International Equity Fund, Sub-Adviser shall not be required to take any action or render any advice with respect to any legal proceedings, including bankruptcies, involving securities, or the issuers thereof, held in the Fund on or prior to the date of this Agreement; and

j)	may not consult with any other sub-adviser of the Trust concerning transactions in securities or other assets for any investment portfolio of the Trusts, including the Funds, except that such consultations are permitted between the current and successor sub-advisers of the Funds in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

The Adviser and the Sub-Adviser each further agree that:

a)	to the extent that the Commodity Exchange Act, as amended (“CEA”), and the then-current Commodity Futures Trading Commission (“CFTC”) regulations require either party to (i) register as a Commodity Pool Operator or Commodity Trading Advisor, (ii) make specific disclosure applicable to it (iii) file reports and other documents, each shall comply with such requirements that are applicable to it;

b)	Sub-Adviser shall comply with all requirements of the CEA and then-current CFTC regulations that apply to Sub-Adviser with regard to the Fund; and

c)	Sub-Adviser shall cooperate by assisting the Adviser in fulfilling any disclosure or reporting requirements applicable to the Fund under the CEA and/or then-current CFTC regulations.

4.	Custody of Assets. Sub-Adviser shall at no time have the right to physically possess the assets of the Funds or have the assets registered in its own name or the name of its nominee, nor shall Sub-Adviser in any manner acquire or become possessed of any income, whether in kind or cash, or proceeds, whether in kind or cash, distributable by reason of selling, holding or controlling such assets of the Funds. In accordance with the preceding sentence, Sub-Adviser shall have no responsibility with respect to the collection of income, physical acquisition or the safekeeping of the assets of the Funds. The Trust and Adviser shall have full responsibility for the payment of all taxes due on capital or income held or collected for the Fund and the filing of any returns in connection therewith or otherwise required by law. All such duties of collection, physical acquisition and safekeeping shall be the sole obligation of the Fund’s custodian. The Trust and Adviser shall direct the Fund’s custodian to comply with all investment instructions given by Sub-Adviser with respect to the Fund. The Fund’s custodian or the Adviser will provide Sub-Adviser with details of Fund cash flows on a daily basis. The Trust and Adviser shall provide Sub-Adviser with reasonable advance notice of any subsequent changes in the Fund’s custodian.

5.	Brokerage. The Sub-Adviser is responsible for decisions to buy and sell securities for each Fund, broker-dealer selection, and negotiation of brokerage commission rates and the Adviser acknowledges that the Sub-Adviser will effect securities and other transactions through brokers of its choosing. Sub-Adviser shall have the express authority to negotiate, open, continue and terminate brokerage accounts and other brokerage arrangements with respect to all portfolio transactions entered into by Sub-Adviser on behalf of the Funds. Sub-Adviser will provide copies of futures agreements entered into by the Funds to the Adviser, if applicable. It is the Sub-Adviser’s general policy in selecting a broker to effect a particular transaction to seek to obtain “best execution”, which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions which are reasonable in relation to the value of the brokerage services provided by the broker.

Consistent with this policy, the Sub-Adviser, in selecting broker-dealers and negotiating commission rates, will take all relevant factors into consideration, including, but not limited to: the best price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the applicable Fund on a continuing basis. Subject to such policies and procedures as the Trust’s Board of Trustees may determine, the Sub-Adviser shall have discretion to effect investment transactions for each Fund through broker-dealers (including, to the extent permissible under applicable law, broker-dealer affiliates) who provide brokerage and/or research services, as such services are defined in section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and to cause such Fund to pay any such broker-dealers an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Sub-Adviser’s overall responsibilities with respect to such Fund and other accounts to which the Sub-Adviser exercises investment discretion (as such term is defined in section 3(a)(35) of the 1934 Act). Allocation of orders placed by the Sub-Adviser on behalf of a Fund to such broker-dealers shall be in such amounts and proportions as the Sub-Adviser shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations. The Sub-Adviser will submit reports on brokerage placements to the Adviser as reasonably requested by the Adviser, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

6.	Expenses. The Sub-Adviser shall bear all expenses incurred by it in connection with the performance of its services under this Agreement. Each Fund will bear certain other expenses to be incurred in its operation, including, but not limited to, investment advisory fees, and administration fees; fees for necessary professional and brokerage services; costs relating to local administration of securities; and fees for any pricing services. All other expenses not specifically assumed by the Sub-Adviser hereunder or by the Adviser under the Management Agreement are borne by the applicable Fund or the Trust.

7.	Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s request, copies of which may be retained by the Sub-Adviser. Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act related to each Fund’s portfolio transactions. The Adviser shall maintain all books and records not related to the Fund’s portfolio transactions.

8.	Compensation. For the services provided and the expenses assumed pursuant to this Agreement, Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefore, a sub-advisory fee accrued daily and payable monthly on the average daily net assets in the Funds in accordance with Schedule B hereto.

9.	Services to Others. Adviser understands, and has advised the Trust’s Board of Trustees, that Sub-Adviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser or sub-investment adviser to other investment companies or accounts, including other investment companies and accounts following the same investment strategy as the Fund. Adviser has no objection to Sub-Adviser acting in such capacities, provided that whenever the Fund and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Sub-Adviser to be equitable to each. Sub-Adviser may group orders for a Fund with orders for other funds and accounts to obtain the efficiencies that may be available on larger transactions when it determines that investment decisions are appropriate for each participating account. Sub-Adviser cannot assure that such policy will not adversely affect the price paid or received by a Fund. Adviser recognizes, and has advised Trust’s Board of Trustees, that in some cases this procedure may adversely affect the size and the opportunities of the position that the participating Fund may obtain in a particular security. In addition, Adviser understands, and has advised the Trust’s Board of Trustees, that the persons employed by Sub-Adviser to assist in Sub-Adviser’s duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement will be deemed to limit or restrict the right of Sub-Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

10.	Limitation of Liability. Sub-Adviser, its officers, directors, employees, agents or affiliates will not be subject to any liability to the Adviser or the Funds or their directors, officers, employees, agents or affiliates for any error of judgment or mistake of law or for any loss suffered by the Funds, any shareholder of the Funds or the Adviser either in connection with the performance of Sub-Adviser’s duties under this Agreement or its failure to perform due to events beyond the reasonable control of the Sub-Adviser or its agents, except for a loss resulting from Sub-Adviser’s willful misfeasance, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. Federal and State securities laws may impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any right which Adviser may have under any applicable laws.

Sub-Adviser does not guarantee the future performance of the Fund or any specific level of performance, the success of any investment decision or strategy that Sub-Adviser may use, or the success of Sub-Adviser’s overall management of the Fund. The Trust and Advisor understand that investment decisions made for the Fund by Sub-Adviser are subject to various market, currency, economic, political and business risks, and that those investment decisions will not always be profitable. Sub-Adviser will manage only the assets of the Fund allocated to its management by the Adviser and in making investment decisions for the Fund.

11.	Indemnification. Adviser and the Sub-Adviser each agree to indemnify the other party (and each such party’s affiliates, employees, directors and officers) against any claim, damages, loss or liability (including reasonable attorneys’ fees) arising out of any third party claims brought against an indemnified party that are found to constitute willful misfeasance or gross negligence on the part of the indemnifying party. Neither the Adviser nor the Sub-Adviser shall be liable for any special, consequential or incidental damages.

12.	Duration and Termination. This Agreement will become effective as to a Fund upon execution or, if later, on the date that initial capital for such Fund is first provided to it and, unless sooner terminated as provided herein, will continue in effect for one year from the date of its execution. Thereafter, if not terminated as to a Fund, this Agreement will continue in effect as to a Fund for successive periods of 12 months, provided that such continuation is specifically approved at least annually by the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund, and in either event approved also by a majority of the Trustees of the Trust who are not interested persons of the Trust, or of the Adviser, or of the Sub-Adviser. Notwithstanding the foregoing, this Agreement may be terminated as to a Fund at any time, without the payment of any penalty, on sixty days’ written notice by the Trust or Adviser, or on sixty days’ written notice by the Sub-Adviser (the date of termination may be less than or more than sixty days after written notice of termination so long as the duration of the notice period is agreed upon by the Adviser and Sub-Advisor). This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities”, “interested persons” and “assignment” have the same meaning of such terms in the 1940 Act.) Section 10 and 11 herein shall survive the termination of this Agreement.

13.	Acknowledgements of Adviser. Adviser acknowledges and agrees that:

a)	If the Sub-Adviser is registered as a Commodity Trading Advisor under the CEA, the Adviser consents to the Sub-Adviser’s compliance with the alternative disclosure and recordkeeping standards available to exempt accounts under CFTC Rule 4.7 with respect to a Fund’s trading in commodity interests, provided that the Sub-Adviser has duly filed a notice of claim for such relief pursuant to Rule 4.7(d). The Adviser will take reasonable steps to cooperate with the Sub-Adviser in connection with establishing and maintaining such exemption under Rule 4.7, including, upon request, confirming whether a Fund is a “qualified eligible person” as defined in Rule 4.7; and

b)	If the Adviser is excluded from the definition of a commodity pool operator under CFTC Rule 4.5 with respect to a Fund, the Adviser will furnish the Sub-Adviser with a copy of the notice of eligibility filed pursuant to Rule 4.5 (c) with respect to such exclusion, or, if more recent, the most recent annual notice affirming the basis of such eligibility that has been filed pursuant to Rule 4.5(c)(5).

14.	Obligations of Adviser. The Adviser agrees to provide or complete, as the case may be, the following prior to the commencement of the Sub-Adviser’s investment advisory services as specified under this Agreement:

a)	A list of first tier affiliates and second tier affiliates (i.e., affiliates of affiliates) of the Fund;

b)	A list of restricted securities for each Fund (including CUSIP, Sedol or other appropriate security identification); and

c)	A copy of the current compliance procedures for each Fund.

The Adviser also agrees to promptly update the above referenced items in order to ensure their accuracy, completeness and/or effectiveness.

15.	Confidential Treatment. It is understood that any information or recommendation supplied by, or produced by, Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded by the Trust and the Adviser as confidential and for use only by the Adviser and the Trust. Furthermore, except as required by law (including, but not limited to semi-annual, annual or other filings made under the 1940 Act) or as agreed to by the Adviser and Sub-Adviser, the Adviser and Trust will not disclose, in any manner whatsoever except as expressly authorized in this Agreement, any list of securities held by the Funds until such list of securities is filed with the Securities and Exchange Commission or mailed out to shareholders, which filing or mailing shall not be made sooner than 30 days after quarter end, except that the Funds’ top 10 holdings may be disclosed 16 days after month end. In addition, at the of each quarter, the Adviser may disclose, earlier than 30 days after quarter end, a list of the securities purchased or sold by the Fund during the quarter to certain third party data or service providers who have entered into a confidentiality agreement with the Adviser.

16.	Entire Agreement; Amendment of this Agreement. This Agreement constitutes the entire agreement between the parties with respect to the Funds. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

17	Notice. All notices and other written communications specified herein shall be deemed duly given if delivered personally, if mailed (by registered or certified mail, and postage prepaid), if sent by overnight courier service for next business day delivery, by facsimile transmission, or by electronic transmittal with return receipt, to the appropriate address for each party as set forth below. Such communications shall be effective immediately (if delivered in person or by confirmed facsimile), upon the date acknowledged to have been received in return receipt, or upon the next business day (if sent by overnight courier service).

a)	To Adviser:

Jackson National Asset Management, LLC

225 W. Wacker Drive

Suite 1200

Chicago, IL 60606

Attn: Mark Nerud

b)	To Sub-Adviser:

J.P. Morgan Investment Management

522 Fifth Avenue

New York, N.Y. 10036

Attn:  David McCrea

18.          Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will be binding upon and shall inure to the benefit of the parties hereto.

The name “JNL Series Trust” and “Trustees of JNL Series Trust” refer respectively to the Trust created by, and the Trustees, as trustees but not individually or personally, acting from time to time under, the Declaration of Trust, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of the “JNL Series Trust” entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, Shareholders or representatives or agents of Trust personally, but bind only the assets of Trust, and persons dealing with the Funds must look solely to the assets of Trust belonging to such Fund for the enforcement of any claims against the Trust.

19.	Adviser Representations. The Adviser represents and warrants to Sub-Adviser that: (i) the Adviser have full power and authority to appoint Sub-Adviser to manage the Fund in accordance with the terms of this Agreement, (ii) this Agreement is valid and has been duly authorized, does not violate any obligation by which the Adviser is bound, and when so executed and delivered, will be binding upon the Adviser in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and general principles of equity (and the Adviser agrees to provide Sub-Adviser with evidence of such authority as may be reasonably requested by Sub-Adviser).

20.	Delegation to Third Parties. Sub-Adviser may employ an affiliate or a third party to perform any accounting, administrative, reporting and ancillary services required to enable Sub-Advisor to perform its functions under this Agreement. Notwithstanding any other provision of the Agreement, Sub-Adviser may provide information about the Fund to any such affiliate or other third party for the purpose of providing the services contemplated under this clause. Sub-Adviser will act in good faith in the selection, use and monitoring of affiliates and other third parties, and any delegation or appointment hereunder shall not relieve Sub-Adviser of any of its obligations under this Agreement.

21.	Trade Settlement at Termination. Termination will be without prejudice to the completion of any transaction already initiated. On, or after, the effective date of termination, the Sub-Adviser shall be entitled, without prior notice to the Adviser or the Fund, to direct the Fund’s custodian to retain and/or realize any assets of the Fund as may be required to settle transactions already initiated, and to pay any outstanding liabilities of the Sub-Adviser with respect to such transaction. Following the date of effective termination, any new transactions will only be executed by mutual agreement between the Adviser and the Sub-Adviser.

22.	Force Majeure.

a)	Neither party to this Agreement shall be liable for damages resulting from delayed or defective performance when such delays arise out of causes beyond the control and without the fault or negligence of the offending party. Such causes may include, but are not restricted to, Acts of God or of the public enemy, terrorism, acts of the State in its sovereign capacity, fires, floods, earthquakes, power failure, disabling strikes, epidemics, quarantine restrictions, and freight embargoes.

b)	If at any time due to major fluctuations in market prices, abnormal market conditions or any other reason outside the control of Sub-Advisor, there shall be a deviation from the specific instructions set out in the Fund’s registration statement or Guidelines: (i) Sub-Advisor shall not be in breach of the Fund’s registration statement or Guidelines provided it takes such steps as may be necessary to ensure compliance within 14 days after such deviation occurs; and (ii) if, in the judgment of Sub-Advisor, the actions described in (i) above are not in the best interests of Fund, Sub-Advisor may, prior to the expiration of the 14 day period referred to in (i) above, make a written recommendation to Advisor on the most appropriate way to deal with the deviation which shall toll the deadline in (i) above. Unless

Advisor directs Sub-Advisor to the contrary within 14 days of the receipt by Advisor of the recommendation, Sub-Advisor shall be entitled to implement its recommendation and shall not be in breach of the Fund’s registration statement or t Guidelines. Sub-Advisor does not provide any express or implied warranty as to the performance or profitability of the Fund or any part thereof or that any specific investment objectives will be successfully met.

23.	Customer Identification Program. To help the government fight the funding of terrorism and money laundering activities, Sub-Advisor has adopted a Customer Identification Program, (“CIP”) pursuant to which Sub-Advisor is required to obtain, verify and maintain records of certain information relating to its clients. In order to facilitate Sub-Advisor’s compliance with its CIP, Advisor and Trust hereby represents and warrants that (i) Fund’s taxpayer identification number or other government issued identification number is 38-3387117 for the JNL/JPMorgan International Value Fund and 38-3230004,for the JNL/JPMorgan International Equity Fund (ii) all documents provided to Sub-Advisor are true and accurate as of the date hereof, and (iii) Advisor agrees to provide to Sub-Advisor such other information and documents that Sub-Advisor requests in order to comply with Sub-Advisor’s CIP.

24.	Applicable Law. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Michigan.

25.	Counterpart Signatures. This Agreement may be executed in several counterparts, including via facsimile, each of which shall be deemed an original for all purposes, including judicial proof of the terms hereof, and all of which together shall constitute and be deemed one and the same agreement.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Agreement to be executed as of this 11th day of February, 2012, effective as of December 1, 2012.

Jackson National Asset Management, LLC

By:	/s/ Mark D. Nerud
Name:	Mark D. Nerud
Title:	President and CEO

J.P. Morgan Investment Management Inc.

By:	/s/ Ana Brands
Name:	Ana Brands
Title:	Vice President

Schedule A

Dated December 1, 2012

Funds
JNL/JPMorgan International Value Fund
JNL/JPMorgan MidCap Growth Fund
JNL/JPMorgan U.S. Government & Quality Bond Fund

Schedule B

Dated December 1, 2012

(Compensation)

JNL/JPMorgan International Value Fund
Average Daily Net Assets	Annual Rate
$0 to $350 Million	0.40%
Amounts over $350 Million	0.35%

JNL/JPMorgan MidCap Growth Fund
Average Daily Net Assets	Annual Rate
All Assets	0.40%

JNL/JPMorgan U.S. Government & Quality Bond Fund
Average Daily Net Assets	Annual Rate
$0 to $200 Million	0.17%**
$200 Million to $500 Million	0.15%
Amounts over $500 Million	0.12%

** When net assets drop below $500 million, the annual rate will be 0.20% for net assets between $0 to $200 million.

Amendment

to Amended and Restated

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and J.P. Morgan Investment Management Inc.

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and J.P. Morgan Investment Management Inc., a Delaware corporation and registered investment adviser (“Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser entered into an Investment Sub-Advisory Agreement effective as of the 2nd day of May, 2005, and Amended and Restated effective as of the 1st day of December, 2012, (“Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios of JNL Series Trust (“Trust”).

Whereas, the parties have agreed to amend the following sections of the Agreement:

Section 3. “Management”;

Section 12. “Duration and Termination”; and

Section 15. “Confidential Treatment”.

Now Therefore, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement, as follows:

Add the following as a new sub-paragraph c) in Section 3. “Management” after the heading entitled “The Sub-Adviser further agrees that it”, and re-number all sub-paragraphs alphabetically thereafter:

c)	will provide reasonable assistance to the Adviser in connection with the foreign laws, regulations and regulatory requirements as set forth by foreign regulatory agencies, as may be applicable to a Fund’s investments in securities of foreign issuers and will comply with the foreign laws, regulations and regulatory requirements as set forth by foreign regulatory agencies directly applicable to a Fund’s investments in securities of foreign issuers.

After renumbering the sub-sections as referenced above, delete sub-paragraph e) in Section 3. “Management” after the heading entitled “The Sub-Adviser further agrees that it” in its entirety and replace it with the following:

e)	will provide to the Adviser (i) a monthly compliance checklist developed for each Fund by Adviser and Sub-Adviser, (ii) quarterly reports developed for each Fund by Adviser and Sub-Adviser; and (iii) other compliance and reporting information as reasonably requested by the Adviser or the Board of Trustees from time-to-time;

After renumbering the sub-sections as referenced above, add the following as a new sub-paragraph f) in Section 3. “Management” after the heading entitled “The Sub-Adviser further agrees that it”:

f)	as a service provider to the Funds will cooperate fully with the Chief Compliance Officer of the Trust in the execution of his/her responsibilities to monitor service providers to the Funds under Rule 38a-1 under the 1940 Act, including requests for information and documents on the Sub-Adviser’s compliance program;

Delete Section 12. “Duration and Termination” in its entirety, and replace it with the following:

12.       Duration and Termination. The Agreement will become effective as to a Fund upon execution or, if later, on the date that initial capital for such Fund is first provided to it and, unless sooner terminated as provided herein, will continue in effect for two years from the effective date of the initial Investment Sub-Advisory Agreement with regard to all Fund(s) covered by this Agreement. Thereafter, if not terminated as to a Fund, this Agreement will continue from year to year through June 30th of each successive year following the initial two year period, for each Fund covered by this Agreement, as listed on Schedule A, provided that such continuation is specifically approved at least annually by the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund(s), and in either event approved also by a majority of the Trustees of the Trust who are not interested persons of the Trust, or of the Adviser, or of the Sub-Adviser. Notwithstanding the foregoing, this Agreement may be terminated as to a Fund at any time, without the payment of any penalty, on sixty days’ written notice by the Trust or Adviser, or on sixty days’ written notice by the Sub-Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities”, “interested persons” and “assignment” have the same meaning of such terms as in the 1940 Act.) Section 10 and 11 herein shall survive the termination of this Agreement.

Delete Section 15. “Confidential Treatment” in its entirety, and replace it with the following:

15.           Confidential Treatment. Each party agrees that it will treat confidentially all information provided by the other party regarding such other party’s business and operations, (“Confidential Information”) and that it shall not disclose the Confidential Information to third parties, except as may be necessary to comply with applicable laws, rules and regulations, regulatory requirements, subpoenas, court orders, and as required in the administration and management of the Funds and the provision of services under the Agreement. It is understood that any information or recommendation supplied by, or produced by, Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded by the Trust and the Adviser as Confidential Information and for use only by the Adviser and the Trust. Furthermore, except as required by law (including, but not limited to semi-annual, annual or other filings made under the 1940 Act) or as agreed to by the Adviser and Sub-Adviser, the Adviser and Trust will not disclose, in any manner whatsoever except as expressly authorized in this Agreement, any list of securities held by the Funds until such list of securities is filed with the Securities and Exchange Commission or mailed out to shareholders, which filing or mailing shall not be made sooner than 30 days after quarter end, except that the Funds’ top 10 holdings may be disclosed 16 days after month end. In addition, at the of each quarter, the Adviser may disclose, earlier than 30 days after quarter end, a list of the securities purchased or sold by the Fund during the quarter to certain third party data or service providers who have entered into a confidentiality agreement with the Adviser.

The foregoing Confidential Information shall not include any information that: (i) is public when provided or thereafter becomes public through no wrongful act of the recipient; (ii) is demonstrably known to the recipient prior to execution of this Agreement; (iii) is independently developed by the recipient through no wrongful act of the recipient in the ordinary course of business outside of this Agreement; (iv) is generally employed by the trade at the time that recipient learns of such information or knowledge, or (v) has been rightfully and lawfully obtained by recipient from any third party.

This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of this 24thday of June 2013, effective May 30, 2013.

Jackson National Asset Management, LLC		J.P. Morgan Investment Management Inc.

By:	/s/ Mark D. Nerud	By:	/s/ Ana Brands
Name:	Mark D. Nerud	Name:	Ana Brands
Title:	President and CEO	Title:	Vice President

Amendment

to Amended and Restated

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and J.P. Morgan Investment Management Inc.

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and J.P. Morgan Investment Management Inc., a Delaware corporation and registered investment adviser (“Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser entered into an Investment Sub-Advisory Agreement effective as of the 2nd day of May, 2005, and Amended and Restated effective as of the 1st day of December, 2012, (“Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios of JNL Series Trust (“Trust”).

Whereas, pursuant to the Agreement, the Adviser agreed to pay the Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser a sub-advisory fee as set forth on Schedule B to the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fee as full compensation under the Agreement for such services and expenses.

Whereas, the Adviser and the Sub-Adviser have agreed to reduce the sub-advisory fees for the JNL/JPMorgan MidCap Growth Fund and the JNL/JPMorgan U.S. Government & Quality Bond Fund as set forth on Schedule B, and, in connection with said reductions, Schedule B to the Agreement must be amended.

Now Therefore, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

1.	Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated June 3, 2013, attached hereto.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of this 24thday of June 2013, effective June 3, 2013.

Jackson National Asset Management, LLC		J.P. Morgan Investment Management Inc.

By:	/s/ Mark D. Nerud	By:	/s/ Ana Brands
Name:	Mark D. Nerud	Name:	Ana Brands
Title:	President and CEO	Title:	Vice President

Schedule B

Dated June 3, 2013

(Compensation)

JNL/JPMorgan International Value Fund
Average Daily Net Assets	Annual Rate
$0 to $350 Million	0.40%
Amounts over $350 Million	0.35%

JNL/JPMorgan MidCap Growth Fund
Average Daily Net Assets	Annual Rate
$0 to $1 Billion	0.40%
Amounts over $1 Billion	0.38%

JNL/JPMorgan U.S. Government & Quality Bond Fund
Average Daily Net Assets	Annual Rate
$0 to $200 Million	0.17%**
$200 Million to $500 Million	0.15%
$500 Million to $1 Billion	0.12%
Amounts over $1 Billion	0.10%

** When net assets drop below $500 million, the annual rate will be 0.20% for net assets between $0 to $200 million.

Amendment

to Amended and Restated

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and J.P. Morgan Investment Management Inc.

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and J.P. Morgan Investment Management Inc., a Delaware corporation and registered investment adviser (“Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser entered into an Amended and Restated Investment Sub-Advisory Agreement effective as of the 1st day of December, 2012, as amended May 30, 2013 and June 3, 2013 (“Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios (“Funds”) of JNL Series Trust (“Trust”), as listed on Schedule A to the Agreement.

Whereas, the parties have agreed to amend the following section of the Agreement:

Section 12. “Duration and Termination”

Now Therefore, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement, as follows:

Delete Section 12. “Duration and Termination” in its entirety, and replace with the following:

12.	Duration and Termination. The Agreement will become effective as to a Fund upon execution or, if later, on the date that initial capital for such Fund is first provided to it and, unless sooner terminated as provided herein, will continue in effect for two years from the effective date of the initial Investment Sub-Advisory Agreement with regard to all Fund(s) covered by this Agreement. Thereafter, if not terminated as to a Fund, this Agreement will continue from year to year through September 30th of each successive year following the initial two year period, for each Fund covered by this Agreement, as listed on Schedule A, provided that such continuation is specifically approved at least annually by the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund(s), and in either event approved also by a majority of the Trustees of the Trust who are not interested persons of the Trust, or of the Adviser, or of the Sub-Adviser. Notwithstanding the foregoing, this Agreement may be terminated as to a Fund at any time, without the payment of any penalty, on sixty days’ written notice by the Trust or Adviser, or on sixty days’ written notice by the Sub-Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities”, “interested persons” and “assignment” have the same meaning of such terms as in the 1940 Act.) Section 10 and 11 herein shall survive the termination of this Agreement.

This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of this 11th day of June 2014, effective June 4, 2014.

Jackson National Asset Management, LLC		J.P. Morgan Investment Management Inc.

By:	/s/ Mark D. Nerud	By:	/s/ Ana Brands
Name:	Mark D. Nerud	Name:	Ana Brands
Title:	President and CEO	Title:	Vice President

Amendment

to Amended and Restated

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and J.P. Morgan Investment Management Inc.

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and J.P. Morgan Investment Management Inc., a Delaware corporation and registered investment adviser (“Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser entered into an Amended and Restated Investment Sub-Advisory Agreement effective as of the 1st day of December, 2012, as amended (“Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios of JNL Series Trust (“Trust”).

Whereas, the Sub-Adviser has been replaced as sub-adviser for the JNL/JPMorgan International Value Fund of the Trust.

Whereas, pursuant to this sub-adviser replacement, the Adviser and the Sub-Adviser have agreed to amend Schedule A and Schedule B of the Agreement to remove the JNL/JPMorgan International Value Fund.

Now Therefore, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

1.	Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated September 28, 2015, attached hereto.

2.	Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated September 28, 2015, attached hereto.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of this 3rd day of September 2015, effective September 28, 2015.

Jackson National Asset Management, LLC		J.P. Morgan Investment Management Inc.

By:	/s/ Mark D. Nerud	By:	/s/ Ana Brands
Name:	Mark D. Nerud	Name:	Ana Brands
Title:	President and CEO	Title:	Vice President

Schedule A

Dated September 28, 2015

Funds
JNL/JPMorgan MidCap Growth Fund
JNL/JPMorgan U.S. Government & Quality Bond Fund

Schedule B

Dated September 28, 2015

(Compensation)

JNL/JPMorgan MidCap Growth Fund
Average Daily Net Assets	Annual Rate
$0 to $1 Billion	0.40%
Amounts over $1 Billion	0.38%

JNL/JPMorgan U.S. Government & Quality Bond Fund
Average Daily Net Assets	Annual Rate
$0 to $200 Million	0.17%**
$200 Million to $500 Million	0.15%
$500 Million to $1 Billion	0.12%
Amounts over $1 Billion	0.10%

** When net assets drop below $500 million, the annual rate will be 0.20% for net assets between $0 to $200 million.

Amendment

to Amended and Restated

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and J.P. Morgan Investment Management Inc.

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and J.P. Morgan Investment Management Inc., a Delaware corporation and registered investment adviser (“Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser entered into an Investment Sub-Advisory Agreement effective as of the 2nd day of May, 2005, and Amended and Restated as of the 1st day of December, 2012, as amended (“Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios of JNL Series Trust (“Trust”), as listed on Schedule A to the Agreement.

Whereas, the parties have agreed to amend the following section of the Agreement:

Section 3. “Management.”

Now Therefore, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

The following shall be inserted as sub-paragraph m) in Section 3. “Management.” under the heading entitled: “The Sub-Adviser further agrees that it:”

m)	at its expense, will furnish: (i) all necessary facilities and personnel, including salaries, expenses, and fees of any personnel required for the Sub-Adviser to faithfully perform its duties under this Agreement; and (ii) administrative facilities, including bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser’s duties under this Agreement.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Amendment to be executed and effective as of August 31, 2016.

Jackson National Asset Management, LLC		J.P. Morgan Investment Management Inc.

By:	/s/ Mark D. Nerud	By:	/s/ Ana Brands

Name:	Mark D. Nerud	Name:	Ana Brands 9/6/16

Title:	President and CEO	Title:	Vice President

Amendment

to Amended and Restated

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and J.P. Morgan Investment Management Inc.

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and J.P. Morgan Investment Management Inc., a Delaware corporation and registered investment adviser (“Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser entered into an Investment Sub-Advisory Agreement effective as of the 2nd day of May, 2005, and Amended and Restated effective as of the 1st day of December, 2012, as amended (the “Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios of JNL Series Trust (“Trust”), as listed on Schedule A to the Agreement.

Whereas, pursuant to the Agreement, the Adviser agreed to pay the Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser a sub-advisory fee as set forth on Schedule B to the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fee as full compensation under the Agreement for such services and expenses.

Whereas, the Adviser and the Sub-Adviser have agreed to amend the sub-advisory fees as set forth on Schedule B to the Agreement to reflect fee reductions for the JNL/JPMorgan MidCap Growth Fund., effective September 19, 2016.

Now Therefore, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

2.	Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated September 19, 2016, attached hereto.

3.	Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

4.	Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment upon the terms and conditions hereof and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Amendment to be executed, effective as of September 19, 2016.

Jackson National Asset Management, LLC		J.P. Morgan Investment Management Inc.

By:	/s/ Mark D. Nerud	By:	/s/ Ana Brands
Name:	Mark D. Nerud	Name:	Ana Brands
Title:	President and CEO	Title:	Vice President

Schedule B

September 19, 2016

(Compensation)

JNL/JPMorgan MidCap Growth Fund
Average Daily Net Assets	Annual Rate
$0 to $1 billion	0.40%
Amounts over $1 billion	0.35%*

* When net assets drop below $2 billion, the annual rate will be 0.38% for net assets over $1 billion.

JNL/JPMorgan U.S. Government & Quality Bond Fund
Average Daily Net Assets	Annual Rate
$0 to $200 million	0.17%**
$200 million to $500 million	0.15%
$500 million to $1 billion	0.12%
Amounts over $1 billion	0.10%

** When net assets drop below $500 million, the annual rate will be 0.20% for net assets between $0 to $200 million.

Amendment

to Amended and Restated

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and J.P. Morgan Investment Management Inc.

This Amendment to the Investment Sub-Advisory Agreement, dated as of June 5, 2017 and effective as of the first business day of the month in which the U.S. Department of Labor’s “Fiduciary Rule” becomes applicable is by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and J.P. Morgan Investment Management Inc., a Delaware corporation and registered investment adviser (the “Sub-Adviser”).

W I T N E S S E T H:

Whereas, the Adviser and JNL Series Trust, a Massachusetts business trust (“Trust”), have entered into an Investment Advisory Agreement dated January 31, 2001, Amended and Restated as of February 28, 2012, further Amended and Restated as of December 1, 2012, further Amended and Restated as of November 30, 2012, effective as of April 29, 2013, and further Amended and Restated as of June 24, 2013, effective as of July 1, 2013, as amended from time to time (the “Advisory Agreement”), pursuant to which the Adviser has agreed to provide investment management services to the Trust, and pursuant to it which the Adviser may delegate one or more of its duties to a sub-adviser, pursuant to a written sub-advisory agreement.

Whereas, the Adviser and the Sub-Adviser are parties to a sub-advisory agreement dated May 2, 2005, and Amended and Restated effective as of December 1, 2012, as amended from time to time (the “Sub-Advisory Agreement”), pursuant to which the Sub-Adviser furnishes investment advisory services to certain investment portfolios of the Trust, as listed on Schedule A of the Sub-Advisory Agreement (each a “Fund”).

Whereas, the Board of Trustees of the Trust has approved this Amendment to the Sub-Advisory Agreement and it is not required to be approved by the shareholders of the Funds.

Now, Therefore, it is hereby agreed between the parties hereto as follows:

1.	The following provision is added to the Sub-Advisory Agreement as a second paragraph to Section 8., entitled “Compensation”:

The Sub-Adviser agrees to waive a portion of the sub-advisory fee payable to it with respect to the Fund(s) in an amount equal to the amount of the sub-advisory fee attributable to the value of the shares of the Fund(s) that are beneficially owned by retirement plans and IRAs (“Plans”) as part of variable insurance contracts that were sold to the Plans by an affiliate of the Sub-Adviser (“Plan Owned Fund Shares”). The waiver will be calculated by Adviser and Sub-adviser will review for reasonableness, based on the average net asset value of the Plan Owned Fund Shares during the previous calendar month as calculated by Adviser. The Adviser will send a statement of its calculation of the waiver to the Sub-Adviser at the time of its payment of the sub-advisory fee to the Sub-Adviser.

2.	Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

3.	Full Force and Effect. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants, and conditions of the Sub-Advisory Agreement shall remain unchanged and shall continue to be in full force and effect.

4.	Miscellaneous. Capitalized terms used but not defined herein shall have the meanings assigned to each term, as outlined in the Sub-Advisory Agreement.

[Remainder of page intentionally left blank]

In Witness Whereof, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

Jackson National Asset Management, LLC		J.P. Morgan Investment Management Inc.

By:	/s/ Mark D. Nerud	By:	/s/ Ana Brands
Name:	Mark D. Nerud	Name:	Ana Brands
Title:	President and CEO	Title:	Vice President

Amendment

to Amended and Restated

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and J.P. Morgan Investment Management Inc.

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (the “Adviser”), and J.P. Morgan Investment Management Inc., a Delaware corporation and registered investment adviser (the “Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser (the “Parties”) entered into an Amended and Restated Investment Sub-Advisory Agreement effective as of the 1st day of December, 2012, as amended (the “Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios of JNL Series Trust (the “Trust”), as listed on Schedule A to the Agreement.

Whereas, pursuant to the Agreement, the Adviser agreed to pay the Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser a sub-advisory fee as set forth on Schedule B to the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fee as full compensation under the Agreement for such services and expenses.

Whereas, the Board of Trustees of the Trust approved the JNL/JPMorgan Hedged Equity Fund as a new fund of the Trust, effective August 13, 2018.

Whereas, the Parties have agreed to amend the Agreement to add the JNL/JPMorgan Hedged Equity Fund and its fees, effective August 13, 2018.

Now Therefore, in consideration of the mutual covenants herein contained, the Parties hereby agree to amend the Agreement as follows:

1)	Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated August 13, 2018, attached hereto.

2)	Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated August 13, 2018, attached hereto.

3)	Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

4)	Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment upon the terms and conditions hereof and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

5)	This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Parties have caused this Amendment to be executed, effective August 13, 2018.

Jackson National Asset Management, LLC		J.P. Morgan Investment Management Inc.

By:	/s/ Mark D. Nerud	By:	/s/ Ana Brands
Name:	Mark D. Nerud	Name:	Ana Brands
Title:	President and CEO	Title:	Vice President

 Schedule A

Dated August 13, 2018

Funds
JNL/JPMorgan Hedged Equity Fund
JNL/JPMorgan MidCap Growth Fund
JNL/JPMorgan U.S. Government & Quality Bond Fund

Schedule B

Dated August 13, 2018

(Compensation)

JNL/JPMorgan Hedged Equity Fund
Average Daily Net Assets	Annual Rate
$0 to $100 Million	0.30%
Amounts over $100 Million	0.25%

JNL/JPMorgan MidCap Growth Fund
Average Daily Net Assets	Annual Rate
$0 to $1 Billion	0.40%
Amounts over $1 Billion	0.35%*

* When net assets drop below $2 billion, the annual rate will be 0.38% for net assets over $1 billion.

JNL/JPMorgan U.S. Government & Quality Bond Fund
Average Daily Net Assets	Annual Rate
$0 to $200 Million	0.17%**
$200 Million to $500 Million	0.15%
$500 Million to $1 Billion	0.12%
Amounts over $1 Billion	0.10%

** When net assets drop below $500 million, the annual rate will be 0.20% for net assets between $0 to $200 million.

 Amendment

to Amended and Restated

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and J.P. Morgan Investment Management Inc.

This Amendment to the Investment Sub-Advisory Agreement, effective as of August 31, 2018, is by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (the “Adviser”), and J.P. Morgan Investment Management Inc., a Delaware corporation and registered investment adviser (the “Sub-Adviser”).

W I T N E S S E T H:

Whereas, the Adviser and JNL Series Trust, a Massachusetts business trust (the “Trust”), have entered into an Investment Advisory Agreement dated January 31, 2001, Amended and Restated as of February 28, 2012, further Amended and Restated as of December 1, 2012, further Amended and Restated as of November 30, 2012, effective as of April 29, 2013, and further Amended and Restated as of June 24, 2013, effective as of July 1, 2013, as amended from time to time (the “Advisory Agreement”), pursuant to which the Adviser has agreed to provide investment management services to the Trust, and pursuant to which the Adviser may delegate one or more of its duties to a sub-adviser, pursuant to a written sub-advisory agreement.

Whereas, the Adviser and the Sub-Adviser are parties to a sub-advisory agreement dated May 2, 2005, and Amended and Restated effective as of December 1, 2012, as amended from time to time (the “Sub-Advisory Agreement”), pursuant to which the Sub-Adviser furnishes investment advisory services to certain investment portfolios of the Trust, as listed on Schedule A of the Sub-Advisory Agreement (each a “Fund,” and collectively, the “Funds”).

Whereas, the Adviser and the Sub-Adviser amended the Sub-Advisory Agreement on June 5, 2017 (the “Prior Amendment”), in anticipation of the Department of Labor’s “Fiduciary Rule” becoming applicable.

Whereas, the Department of Labor’s Fiduciary Rule has since been vacated and the Adviser and Sub-Adviser wish to terminate the Prior Amendment.

Whereas, the Board of Trustees of the Trust has approved this Amendment to the Sub-Advisory Agreement and it is not required to be approved by the shareholders of the Funds.

Now, Therefore, it is hereby agreed between the parties hereto as follows:

1.	The below provision added by the Prior Amendment to Section 8 of the Sub-Advisory Agreement is hereby deleted in its entirety:

The Sub-Adviser agrees to waive a portion of the sub-advisory fee payable to it with respect to the Fund(s) in an amount equal to the amount of the sub-advisory fee attributable to the value of the shares of the Fund(s) that are beneficially owned by retirement plans and IRAs (“Plans”) as part of variable insurance contracts that were sold to the Plans by an affiliate of the Sub-Adviser (“Plan Owned Fund Shares”). The waiver will be calculated by Adviser and Sub-adviser will review for reasonableness, based on the average net asset value of the Plan Owned Fund Shares during the previous calendar month as calculated by Adviser. The Adviser will send a statement of its calculation of the waiver to the Sub-Adviser at the time of its payment of the sub-advisory fee to the Sub-Adviser.

2.	Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

3.	Full Force and Effect. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants, and conditions of the Sub-Advisory Agreement shall remain unchanged and shall continue to be in full force and effect.

4.	Miscellaneous. Capitalized terms used but not defined herein shall have the meanings as assigned in the Sub-Advisory Agreement.

[Remainder of page intentionally left blank]

In Witness Whereof, the parties have caused their respective duly authorized officers to execute this Amendment as of the date first above written.

Jackson National Asset Management, LLC		J.P. Morgan Investment Management Inc.

By:	/s/ Mark D. Nerud	By:	/s/ Ana Brands
Name:	Mark D. Nerud	Name:	Ana Brands
Title:	President and CEO	Title:	Vice President

Amendment

to Amended and Restated

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and J.P. Morgan Investment Management Inc.

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (the “Adviser”), and J.P. Morgan Investment Management Inc., a Delaware corporation and registered investment adviser (the “Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser (the “Parties”) entered into an Amended and Restated Investment Sub-Advisory Agreement, effective as of the 1st day of December, 2012, as amended (the “Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios of JNL Series Trust (the “Trust”), as listed on Schedule A to the Agreement.

Whereas, pursuant to the Agreement, the Adviser agreed to pay the Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser a sub-advisory fee as set forth on Schedule B to the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fee as full compensation under the Agreement for such services and expenses.

Whereas, the Board of Trustees of the Trust approved the Sub-Adviser, to replace AllianceBernstein L.P., to provide sub-investment advisory services to an existing fund of the Trust, the JNL/AB Dynamic Asset Allocation Fund of the Trust, which will be renamed the JNL/JPMorgan Global Allocation Fund, effective June 24, 2019.

Whereas, the Parties have agreed to amend the Agreement to add the JNL/JPMorgan Global Allocation Fund and its sub-advisory fee, effective June 24, 2019.

Now Therefore, in consideration of the mutual covenants herein contained, the Parties hereby agree to amend the Agreement as follows:

1)	Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated June 24, 2019, attached hereto.

2)	Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated June 24, 2019, attached hereto.

3)	Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

4)	Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment upon the terms and conditions hereof and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

5)	This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Parties have caused this Amendment to be executed, effective June 24, 2019.

Jackson National Asset Management, LLC		J.P. Morgan Investment Management Inc.

By:	/s/ Mark D. Nerud	By:	/s/ Ana Brands
Name:	Mark D. Nerud	Name:	Ana Brands
Title:	President and CEO	Title:	Vice President

Schedule A

Dated June 24, 2019

Funds
JNL/JPMorgan Global Allocation Fund
JNL/JPMorgan Hedged Equity Fund
JNL/JPMorgan MidCap Growth Fund
JNL/JPMorgan U.S. Government & Quality Bond Fund

Schedule B

Dated June 24, 2019

(Compensation)

JNL/JPMorgan Global Allocation Fund

Average Daily Net Assets	Annual Rate
$0 to $1.5 Billion	0.40%
$1.5 Billion to $3 Billion	0.38%
Amounts over $3 Billion	0.35%

JNL/JPMorgan Hedged Equity Fund
Average Daily Net Assets	Annual Rate
$0 to $100 Million	0.30%
Amounts over $100 Million	0.25%

JNL/JPMorgan MidCap Growth Fund
Average Daily Net Assets	Annual Rate
$0 to $1 Billion	0.40%
Amounts over $1 Billion	0.35%*

* When net assets drop below $2 billion, the annual rate will be 0.38% for net assets over $1 billion.

JNL/JPMorgan U.S. Government & Quality Bond Fund
Average Daily Net Assets	Annual Rate
$0 to $200 Million	0.17%**
$200 Million to $500 Million	0.15%
$500 Million to $1 Billion	0.12%
Amounts over $1 Billion	0.10%

** When net assets drop below $500 million, the annual rate will be 0.20% for net assets between $0 to $200 million.

Exhibit B

Prospectus Comparison of the JNL/AB Dynamic Asset Allocation Fund and

the JNL/JPMorgan Global Allocation Fund

Class A

Class I

Investment Objective. The investment objective of the Fund is to maximize long-term total return. ~~consistent with the determination of reasonable risk and subject to the strategy’s asset class allocations.~~

Expenses. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

The expenses do not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included.

Shareholder Fees
(fees paid directly from your investment)
Not Applicable

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class A
Management Fee	~~0.65~~0.60%
Distribution and/or Service (12b-1) Fees	0.30%
Other Expenses[1]	0.16%
Acquired Fund Fees and Expenses[2]	0.08%
Total Annual Fund Operating Expenses	~~1.19~~1.14%

[1]	“Other Expenses” include an Administrative Fee of 0.15% which is payable to Jackson National Asset Management, LLC (“JNAM” or “Adviser”).
[2]
Acquired Fund Fees and Expenses are the indirect expenses of investing in other investment companies.  Accordingly, the expense ratio presented in the Financial Highlights section of the prospectus will not correlate to the Total Annual Fund Operating Expenses disclosed above.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class I
Management Fee	0.~~65~~0.60%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	~~0.06~~0.16%
Acquired Fund Fees and Expenses[2]	0.08%
Total Annual Fund Operating Expenses	~~0.79~~0.84%

[1]
“Other Expenses” include an Administrative Fee of 0.15% which is payable to Jackson National Asset Management, LLC (“JNAM” or “Adviser”). ~~“Other Expenses” equaled 0.06% in the last fiscal year, however, pursuant to the Administration Agreement, the Administrative Fee may be up to 0.15%.~~

[2]
Acquired Fund Fees and Expenses are the indirect expenses of investing in other investment companies.  Accordingly, the expense ratio presented in the Financial Highlights section of the prospectus will not correlate to the Total Annual Fund Operating Expenses disclosed above.

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return; (2) redemption at the end of each time period; and (3) that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

~~JNL/AB Dynamic Asset Allocation Fund~~ JNL/JPMorgan Global Allocation Fund Class A
1 year	3 years	5 years	10 years
$~~121~~116	$~~378~~362	$~~654~~628	$~~1,443~~1,386

~~JNL/AB Dynamic Asset Allocation Fund~~ JNL/JPMorgan Global Allocation Fund Class I
1 year	3 years	5 years	10 years
$~~81~~86	$~~252~~268	$~~439~~466	$~~978~~1,037

Portfolio Turnover (% of average value of portfolio). The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example above, affect the Fund’s performance.

Period
1/1/2018 - 12/31/2018	43%

Portfolio turnover for the period of 1/1/2018 to 12/31/2018 is from the prior sub-adviser, AllianceBernstein L.P.

Principal Investment Strategies. The Fund has significant flexibility to invest in a broad range of equity, fixed income, and alternative asset classes in the U.S. and other markets throughout the world, both developed and emerging. J.P. Morgan Investment Management Inc., the Fund’s sub-adviser (“Sub-Adviser”), uses a flexible asset allocation approach in constructing the Fund’s portfolio.

Under normal circumstances, the Fund will invest at least 40% of its total assets in countries other than the United States unless the Sub-Adviser determines that conditions are not favorable. If the Sub-Adviser determines that conditions are not favorable, the Fund may invest under 40% of its total assets in non-U.S. countries provided that the Fund will not invest less than 30% of its total assets in non-U.S. countries under normal circumstances except for temporary defensive purposes. The Sub-Adviser will invest in issuers in at least three countries other than the U.S. under normal circumstances. The Fund will invest across the full range of asset classes.

The Fund’s equity investments may include common stock, preferred stock, exchange traded funds (“ETFs”), convertible securities, depositary receipts, warrants to buy common stocks, master limited partnerships (“MLPs”), and other unaffiliated mutual funds and ETFs advised by the Sub-Adviser (“JPMorgan Funds”) and, for the limited purposes described below, market cap weighted index ETFs that are managed by investment advisers that are unaffiliated with the Sub-Adviser (“Unaffiliated Passive ETFs”, and together with JPMorgan Funds, the “Underlying Funds”). The Fund is generally unconstrained by any particular capitalization with regard to its equity investments.

The Fund’s fixed income investments may include bank obligations, convertible securities, U.S. Government securities (including agencies and instrumentalities), mortgage-backed and mortgage-related securities (which may include securities that are issued by non-governmental entities), domestic and foreign corporate bonds, high yield securities (“junk bonds”), loan assignments and participations, debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions, floating rate securities, inflation-indexed bonds, inflation-linked securities such as Treasury Inflation Protected Securities (“TIPS”), JPMorgan Funds, and, for the limited purposes described below, Unaffiliated Passive ETFs. The Fund is generally unconstrained with regard to the duration of its fixed income investments.

The Fund’s alternative investments include securities that are not a part of the Fund’s global equity or global fixed income investments. These investments may include individual securities (such as convertible securities, inflation-sensitive securities and preferred stock), JPMorgan Funds, ETFs, exchange traded notes (“ETNs”), exchange-traded commodities (“ETCs”), and, for the limited purposes described below, Unaffiliated Passive ETFs. The investments in this asset class may give the Fund exposure to: market neutral strategies, long/short strategies, real estate (including real estate investment trusts (“REITS”)), currencies, and commodities.

To the extent the Fund invests in the Underlying Funds, the Sub-Adviser expects to select JPMorgan Funds without considering or canvassing the universe of unaffiliated underlying funds available, even though there may (or may not) be one or more unaffiliated underlying funds that investors might regard as more attractive for the Fund or that have superior returns. The Sub-Adviser also generally expects to select a JPMorgan ETF unless the Sub-Adviser determines the investment is not available to or appropriate for the Fund. To the extent the Sub-Adviser determines that an investment in a JPMorgan ETF is not available to or appropriate for the Fund, only then will the Sub-Adviser consider investing in an Unaffiliated Passive ETF. The Sub-Adviser expects that, to the extent the Fund invests in ETFs, the Sub-Adviser will primarily invest in passive ETFs. A “passive ETF” is a registered investment company that seeks to track the performance of a particular market security or index. The index may be a broad-based market index or it may relate to particular sectors, markets, regions or industries.

The Fund may also hold cash and cash equivalents.

In addition to direct investments in securities, derivatives, which are instruments that have a value based on another instrument, may also be used as substitutes for securities in which the Fund can invest. For example, in implementing equity market neutral strategies and macro-based strategies, the Fund may use a total return swap to establish both long and short positions in order to gain the desired exposure rather than physically purchasing and selling short each instrument. The Fund may use futures contracts, options, forwards, and swaps to more effectively gain targeted equity and fixed income exposure from its cash positions, to hedge investments, for risk management and to attempt to increase the Fund’s gain. The Fund may use futures contracts, forward contracts, options (including options on interest rate futures contracts and interest rate swaps), swaps, and credit default swaps to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may utilize exchange traded futures contracts for cash management and to gain exposure to equities pending investment in individual securities. To the extent that the Fund does not utilize underlying funds to gain exposure to commodities, it may utilize commodity linked derivatives or commodity swaps to gain exposure to commodities.

The Fund may invest in securities denominated in any currency. The Fund may utilize forward currency transactions to hedge exposure to non-dollar investments back to the U.S. dollar. The Fund may engage in short sales.

The Fund will likely engage in active and frequent trading.

~~The Fund invests in a globally diversified portfolio of equity and debt securities, including exchange-traded funds (“ETFs”), and other financial instruments, and expects to enter into derivatives transactions, including, but not limited to, options, futures, forwards and swaps to achieve market exposure. The Fund’s neutral weighting, from which it will make its tactical asset allocations, is 70% equity exposure and 30% debt exposure. Within these broad components, the Fund may invest in any type of security, including common and preferred stocks, warrants and convertible securities, government and corporate fixed-income securities, commodities, currencies, real estate-related securities and inflation-protected securities. The Fund may invest in U.S., non-U.S. and emerging market issuers. The Fund may invest in securities of companies across the capitalization spectrum, including smaller capitalization companies. The Fund expects its investments in fixed-income securities to have a broad range of maturities and quality levels. The Fund is expected to be highly diversified across industries, sectors and countries, and will choose its positions from several market indices worldwide in a manner that is intended to track the performance (before fees and expenses) of those indices.~~

~~AllianceBernstein L.P. (“Sub-Adviser”) will continuously monitor the risks presented by the Fund’s asset allocation and may make frequent adjustments to the Fund’s exposures to different asset classes. Using its proprietary Dynamic Asset Allocation techniques, the Sub-Adviser will adjust the Fund’s exposure across or within asset classes in response to the Sub-Adviser’s assessment of the relative risks and returns. For example, when the Sub-Adviser determines that equity market volatility is particularly low and that, therefore, the equity markets present reasonable return opportunities, the Sub-Adviser may increase the Fund’s equity exposure to as much as 90%. Conversely, when the Sub-Adviser determines that the risks in the equity markets are disproportionately greater than the potential returns offered, the Sub-Adviser may reduce the Fund’s equity exposure significantly below the target percentage or may even decide to eliminate equity exposure altogether by increasing the Fund’s fixed-income exposure to 100%.~~

~~The Fund expects to utilize derivatives and to invest in ETFs to a significant extent. Derivatives and ETFs may provide more efficient and economical exposure to market segments than direct investments, and the Fund’s market exposures may at times be achieved almost entirely through the use of derivatives or through the investments in ETFs. Derivatives transactions and ETFs may also be a quicker and more efficient way to alter the Fund’s exposure than buying and selling direct investments. As a result, the Sub-Adviser expects to use derivatives as one of the~~

~~primary tools for adjusting the Fund’s exposure levels from its neutral weighting. The Sub-Adviser also expects to use direct investments and ETFs to adjust the Fund’s exposure levels.~~

~~Currency exchange rate fluctuations can have a dramatic impact on returns, significantly adding to returns in some years and greatly diminishing them in others. To the extent that the Fund invests in non-U.S. Dollar-denominated investments, the Sub-Adviser will integrate the risks of foreign currency exposures into its investment and asset allocation decision making. The Sub-Adviser may seek to hedge all or a portion of the currency exposure resulting from the Fund’s investments. The Sub-Adviser may also seek investment opportunities through currencies and currency-related derivatives.~~

~~Generally, the Fund invests in futures contracts, futures-related instruments, forwards, swaps and options to provide exposure to asset classes including, but not limited to, global developed and emerging equity, fixed-income and currencies (collectively, “Instruments”). These Instruments may be used for investment or speculative purposes, hedging or as a substitute for investing in conventional securities. The Fund may also invest in fixed-income securities, money market instruments, and cash. There are no geographic limits on the market exposure of the Fund’s assets. This flexibility allows Sub-Adviser to look for investments or gain exposure to asset classes and markets around the world, including emerging markets, that it believes will enhance the Fund’s ability to meet its objective.~~

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The principal risks associated with investing in the Fund include:

•	Allocation risk – The Fund’s ability to achieve its investment objective depends upon the investment manager’s analysis of such factors as macroeconomic trends, outlooks for various industries and asset class valuations, and its ability to select an appropriate mix of asset classes based on its analysis of such factors. The Fund is subject to the risk of changes in market, investment, and economic conditions in the selection and percentages of allocations.

•	Equity securities risk – Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and equity securities generally have greater price volatility than fixed-income securities. The price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities. The value of equity or equity-related securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

•	Market risk – Portfolio securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, among others. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

•	Interest rate risk – When interest rates increase, fixed-income securities generally will decline in value. Long-term fixed income securities normally have more price volatility than short-term fixed income securities. The value of certain equity investments, such as utilities and real estate-related securities, may also be sensitive to interest rate changes.

~~•~~	~~Commodities regulatory risk – Commodity-related operating companies typically are subject to significant foreign, federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. The U.S. Commodity Futures Trading Commission (“CFTC”) and the exchanges on which futures contracts are traded are authorized to take extraordinary actions in the event of a market emergency, including, for example, increasing margin requirements, establishing daily limits and suspending trading. In addition, compliance with certain CFTC requirements may increase the Fund’s expenses. Future regulatory developments may impact the Fund’s ability to invest in commodity-linked derivatives.~~

~~•~~	~~Commodity risk – Commodity prices can be extremely volatile and may be directly or indirectly affected by many factors, including changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing~~

~~demographics, and factors affecting a particular industry or commodity, such as drought, floods, or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs, and international regulatory, political, and economic developments (e.g., regime changes and changes in economic activity levels).~~

~~•~~	~~Commodity-linked derivatives risk – The value of a commodity-linked derivative investment is typically based upon the price movements of a commodity, a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, volatility in the spot market, and political and regulatory developments. The value of commodity-linked derivatives will rise or fall in response to changes in the underlying commodity or related index. Investments in commodity-linked derivatives may be subject to greater volatility than non-derivative based investments. A liquid secondary market may not exist for certain commodity-linked derivatives, and there can be no assurance that one will develop. Commodity-linked derivatives also may be subject to credit and interest rate risks that generally affect the values of fixed-income securities. Therefore, at maturity, the Fund may receive more or less principal than it originally invested. The Fund may also receive interest payments that are more or less than the stated coupon interest payments.~~

•	Credit risk – The price of a debt instrument can decline in response to changes in the financial condition of the issuer, borrower, guarantor, counterparty, or other entity responsible for payment. The Fund could lose money if the issuer or guarantor of a fixed-income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

•	Sector risk – Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the risk that securities of companies within specific sectors of the economy can perform differently than the overall market. For example, this may be due to changes in the regulatory or competitive environment or changes in investor perceptions regarding a sector. Because the Fund may allocate relatively more assets to certain sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund. In addition, the Fund could underperform other funds investing in similar sectors or comparable benchmarks because of the investment manager’s choice of securities within such sector.

•	Foreign securities risk – Investments in, or exposure to, foreign securities involve risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values, possible imposition of foreign withholding or other taxes on income payable on the securities, as well as adverse political, social and economic developments, such as political upheaval, acts of terrorism, financial troubles, or natural disasters. Many foreign securities markets, especially those in emerging market countries, are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the costs of trading in those markets is often higher than in U.S. securities markets. There may also be less publicly available information about issuers of foreign securities compared to issuers of U.S. securities. In addition, the economies of certain foreign markets may not compare favorably with the economy of the United States with respect to issues such as growth of gross national product, reinvestment of capital, resources and balance of payments position.

~~•~~	~~Currency management strategies risk – Currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the investment manager expects. In addition, currency management strategies, to the extent that they reduce the Fund’s exposure to currency risks, may also reduce the Fund’s ability to benefit from favorable changes in currency exchange rates. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.~~

~~•~~	~~Currency risk – Investments in foreign currencies, securities that trade in or receive revenues in foreign currencies, or derivatives that provide exposure to foreign currencies are subject to the risk that those currencies may decline in value or, in the case of hedging positions, that the currency may decline in value relative to the currency being hedged. Currency exchange rates can be volatile and may be affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency.~~

~~•~~	~~Derivatives risk – Investments in derivatives, which are financial instruments whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, can be highly volatile and may be~~

~~subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency investment. Derivatives also are subject to leverage risk, liquidity risk, interest rate risk, market risk, counterparty risk, and credit risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, interest rate or index. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost. Certain derivatives transactions may subject the Fund to counterparty risk.~~

•	Emerging markets and less developed countries risk – Emerging market and less developed countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America and Africa. Investments in, or exposure to, securities that are tied economically to emerging market and less developed countries are subject to all of the risks of investments in, or exposure to, foreign securities, generally to a greater extent than in developed markets, among other risks. Investments in securities that are tied economically to emerging markets involve greater risk from economic and political systems that typically are less developed, and likely to be less stable, than those in more advanced countries. The Fund also will be subject to the risk of adverse foreign currency rate fluctuations. Emerging market and less developed countries may also have economies that are predominantly based on only a few industries or dependent on revenues from particular commodities. The risks of nationalization, expropriation or other confiscation of assets of non-U.S. issuers is also greater in emerging and less developed countries. As a result of these risks, investments in securities tied economically to emerging markets tend to be more volatile than investments in securities of developed countries.

•	Currency risk – Investments in foreign currencies, securities that trade in or receive revenues in foreign currencies, or derivatives that provide exposure to foreign currencies are subject to the risk that those currencies may decline in value or, in the case of hedging positions, that the currency may decline in value relative to the currency being hedged. Currency exchange rates can be volatile and may be affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency.

•	Derivatives risk – Investments in derivatives, which are financial instruments whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, can be highly volatile and may be subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency investment. Derivatives also are subject to leverage risk, liquidity risk, interest rate risk, market risk, counterparty risk, and credit risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, interest rate or index. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost. Certain derivatives transactions may subject the Fund to counterparty risk.

•	Fixed-income risk – The price of fixed-income securities responds to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers. Rising interest rates generally will cause the price of bonds and other fixed-income debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities. Bonds and other fixed-income debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a fixed-income security will fail to make timely payments of principal or interest and the security will go into default.

•	High-yield bonds, lower-rated bonds, and unrated securities risk – High-yield bonds, lower-rated bonds, and unrated securities are broadly referred to as “junk bonds,” and are considered below “investment-grade” by national ratings agencies. Junk bonds are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. As a result, an investment in junk bonds is considered speculative. High-yield bonds may be subject to liquidity risk, and the Fund may not be able to sell a high-yield bond at the price at which it is currently valued.

•	Mortgage-related and other asset-backed securities risk – Rising interest rates tend to extend the duration of mortgage-related and other asset-backed securities, making them more sensitive to changes in interest rates and exhibit increased volatility. When interest rates decline, borrowers may pay off their mortgages or other loans sooner than expected, which can reduce the returns.

•	Corporate loan, sovereign entity loan, and bank loan risk – Commercial banks, sovereign entities, and other financial institutions or institutional investors make corporate loans to companies or sovereign entities that need capital to grow, restructure, or for infrastructure projects. These instruments are commonly referred to as “loans” or “bank loans.” Borrowers generally pay interest on corporate loans at “floating” rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks. As a result, the value of such loan investments is generally less exposed to the adverse effects of interest rate fluctuations than investments that pay a fixed rate of interest. However, the market for certain loans may not be sufficiently liquid, and the Fund may have difficulty selling them. It may take longer than seven days for transactions in loans to settle. Certain loans may be classified as “illiquid” securities. Additionally, because a loan may not be considered a security, the Fund may not be afforded the same legal protections afforded securities under federal securities laws. Thus, the Fund generally must rely on contractual provisions in the loan agreement and common-law fraud protections under applicable state law. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Due to the recency of this announcement, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on a fund or the financial instruments in which a fund invests cannot yet be determined.

•	Real estate investment risk – Real estate is affected by general economic conditions and legal, cultural or technological developments. When growth is slowing, demand for property decreases and prices may decline, which could impact the value of mortgage-backed securities that may be held by the Fund. Real estate company share prices may drop because of the failure of borrowers to pay their loans and poor management.

•	Master limited partnership risk – An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control on matters affecting the partnership. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The benefit derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes. Certain MLPs may be illiquid securities.

•	U.S. Government securities risk – Obligations issued by agencies and instrumentalities of the U.S. Government vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury; (ii) supported by the right of the issuer to borrow from the U.S. Treasury; (iii) supported by the discretionary authority of the U.S. Government to purchase the issuer’s obligations; or (iv) supported only by the credit of the issuer. The maximum potential liability of the issuers of some U.S. Government securities may greatly exceed their current resources, or their legal right to receive support from the U.S. Treasury.

~~•~~	~~Equity securities risk – Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and equity securities generally have greater price volatility than fixed-income securities. The price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities. The value of equity or equity-related securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.~~

~~•~~	~~European investment risk – Investing in Europe involves many of the same risks as investing in foreign securities. In addition, since Europe includes both developed and emerging markets, investments by the Fund will be subject to the risks associated with investments in such markets. Performance is expected to be closely tied to social, political, and economic conditions within Europe and to be more volatile than the performance of more geographically diversified funds. Additionally, the United Kingdom’s intended withdrawal from the EU, commonly known as “Brexit,” may have significant political and financial consequences for Eurozone markets, including greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence and an increased likelihood of a recession in the United Kingdom and the EU. It remains unclear whether a negotiated withdrawal agreement can be reached. Brexit has already resulted in significant volatility in European and global financial markets and uncertainty about the integrity and functioning of the EU, both of which may persist for an extended period of time.~~

•	Exchange-traded funds investing risk – An investment in an ETF generally presents the following risks: (i) the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies; (ii) the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective; (iii) price fluctuation, resulting in a loss to the Fund; (iv) the risk that an ETF may trade at a discount to its net asset value; (v) the risk that an active market for an ETF’s shares may not develop or be maintained; and (vi) the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed. When the Fund invests in an ETF, shareholders of the Fund bear their proportionate share of the ETF’s fees and expenses as well as their share of the Fund’s fees and expenses.

•	Exchange-traded note risk – The value of an exchange-traded note (“ETN”) may be influenced by maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying securities’ markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index. In addition, the notes issued by ETNs and held by the Fund are unsecured debt of the issuer.

•	Short sales risk – A short sale may be effected by selling a security that the Fund does not own. The Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. If the price of the security sold short increases, the Fund would incur a loss; conversely, if the price declines, the Fund will realize a gain. Fund may take a short position in securities or in a derivative instrument, such as a future, forward or swap. Short sales involve greater reliance on the investment manager’s ability to accurately anticipate the future value of an instrument, potentially higher transaction and other costs (that will reduce potential Fund gains and increase potential Fund losses), and imperfect correlation between the actual and desired level of exposure. Because the Fund’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited. By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. Fund’s long positions could decline in value at the same time that the value of the short positions increase, thereby increasing the Fund’s overall potential for loss to a greater extent than would occur without the use of leverage. Short positions typically involve increased liquidity risk and transaction costs, and the risk that the third party to the short sale may fail to honor its contract terms.

•	Commodity risk – Commodity prices can be extremely volatile and may be directly or indirectly affected by many factors, including changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, and factors affecting a particular industry or commodity, such as drought, floods, or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs, and international regulatory, political, and economic developments (e.g., regime changes and changes in economic activity levels).

•	Commodity-linked derivatives risk – The value of a commodity-linked derivative investment is typically based upon the price movements of a commodity, a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, volatility in the spot market, and political and regulatory developments. The value of commodity-linked derivatives will rise or fall in response to changes in the underlying commodity or related index. Investments in commodity-linked derivatives may be subject to greater volatility than non-derivative based investments. A liquid secondary market may not exist for certain commodity-linked derivatives, and there can be no assurance that one will develop. Commodity-linked derivatives also may be subject to credit and interest rate risks that generally affect the values of fixed-income securities. Therefore, at maturity, the Fund may receive more or less principal than it originally invested. The Fund may also receive interest payments that are more or less than the stated coupon interest payments.

•	Convertible securities risk – Convertible securities have investment characteristics of both equity and debt securities. Investments in convertible securities may be subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and debt securities, depending on the price of the underlying security and conversion price. While equity securities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The value of convertible and debt securities may fall when interest rates rise. Securities with longer durations tend to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Due to their hybrid nature, convertible securities are typically more sensitive to changes in interest rates than the underlying common stock, but less sensitive than a fixed rate corporate bond.

•	Portfolio turnover risk – Frequent changes in the securities held by a Fund, including investments made on a shorter-term basis or in derivative instruments or in instruments with a maturity of one year or less at the time of acquisition, may increase transaction costs, which may reduce performance.

~~•~~	~~Fixed-income risk – The price of fixed-income securities responds to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers. Rising interest rates generally will cause the price of bonds and other fixed-income debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities. Bonds and other fixed-income debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of~~

~~a fixed-income security will fail to make timely payments of principal or interest and the security will go into default.~~

~~•~~	~~Foreign regulatory risk – The Adviser is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America. Through its ownership structure, the Adviser has a number of global financial industry affiliates. As a result of this structure, and the asset management and financial industry business activities of the Adviser and its affiliates, the Adviser and the Fund may be prohibited or limited in effecting transactions in certain securities. Additionally, the Adviser and the Fund may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements. Foreign regulators or foreign laws may impose position limits on securities held by the Fund, and the Fund may be limited as to which securities it may purchase or sell, as well as the timing of such purchases or sales. These foreign regulatory limits may increase the Fund’s expenses and may limit the Fund’s performance.~~

~~•~~	~~Foreign securities risk – Investments in, or exposure to, foreign securities involve risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values, possible imposition of foreign withholding or other taxes on income payable on the securities, as well as adverse political, social and economic developments, such as political upheaval, acts of terrorism, financial troubles, or natural disasters. Many foreign securities markets, especially those in emerging market countries, are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the costs of trading in those markets is often higher than in U.S. securities markets. There may also be less publicly available information about issuers of foreign securities compared to issuers of U.S. securities. In addition, the economies of certain foreign markets may not compare favorably with the economy of the United States with respect to issues such as growth of gross national product, reinvestment of capital, resources and balance of payments position.~~

~~•~~	~~Interest rate risk – When interest rates increase, fixed-income securities generally will decline in value. Long-term fixed income securities normally have more price volatility than short-term fixed income securities. The value of certain equity investments, such as utilities and real estate-related securities, may also be sensitive to interest rate changes.~~

~~•~~	~~Large-capitalization investing risk – Large-capitalization stocks as a group could fall out of favor with the market, which may cause the Fund to underperform funds that focus on other types of stocks.~~

~~•~~	~~Leverage risk – Certain transactions, such as reverse repurchase agreements, futures, forwards, swaps, or other derivative instruments, include the use of leverage and may cause the Fund to liquidate portfolio positions at disadvantageous times to satisfy its obligations or to meet asset segregation requirements. The effect of using leverage is to amplify the Fund’s gains and losses in comparison to the amount of the Fund’s assets (that is, assets other than borrowed assets) at risk, which may cause the Fund’s portfolio to be more volatile. If the Fund uses leverage, the Fund has the risk of capital losses that exceed the net assets of the Fund.~~

~~•~~	~~Liquidity risk – Investments in securities that are difficult to purchase or sell (illiquid or thinly-traded securities) may reduce returns if the Fund is unable to sell the securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk arises, for example, from small average trading volumes, trading restrictions, or temporary suspensions of trading. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.~~

•	Managed portfolio risk – As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the Sub-Adviser’s investment techniques could fail to achieve the Fund’s investment objective or negatively affect the Fund’s investment performance.

•	Depositary receipts risk – Depositary receipts, such as American depositary receipts (“ADRs”), global depositary receipts (“GDRs”), and European depositary receipts (“EDRs”), may be issued in sponsored or un-sponsored programs. In a sponsored program, a security issuer has made arrangements to have its securities traded in the form of depositary receipts. In an un-sponsored program, the issuer may not be directly involved in the creation of the program. Depositary receipts involve many of the same risks as direct investments in foreign securities. These risks include: fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; and speculation. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability. Investments in depositary receipts that are traded over the counter may also subject a Fund to liquidity risk.

•	Foreign regulatory risk – The Adviser is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America. Through its ownership structure, the Adviser has a number of global financial industry affiliates. As a result of this structure, and the asset management and financial industry business activities of the Adviser and its affiliates, the Adviser and the Fund may be prohibited or limited in effecting transactions in certain securities. Additionally, the Adviser and the Fund may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements. Foreign regulators or foreign laws may impose position limits on securities held by the Fund, and the Fund may be limited as to which securities it may purchase or sell, as well as the timing of such purchases or sales. These foreign regulatory limits may increase the Fund’s expenses and may limit the Fund’s performance.

•	Forward and futures contract risk – The successful use of forward and futures contracts draws upon the Sub-Adviser’s skill and experience with respect to such instruments and are subject to special risks including, but not limited to: (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Sub-Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty, clearing member or clearinghouse will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

•	Hedging instruments risk – The Fund may attempt, from time to time, to hedge (protect) against currency risks, largely using forward foreign currency exchange contracts, where available and when, in the Sub-Adviser’s opinion, it would be advantageous to the Fund. A forward foreign currency exchange contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. Forward foreign currency exchange contracts may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains and do not protect against fluctuations in the value of the underlying position. For example, during periods when the U.S. dollar weakens in relation to a foreign currency, the Fund’s use of a currency hedging program will result in lower returns than if no currency hedging programs were in effect. Forward foreign currency exchange contracts and put options are considered derivative investments, because their value and performance depend, at least in part, on the value and performance of an underlying asset. The Fund may also use futures, swaps, and other derivative instruments to hedge risk. The Fund’s investment in derivatives may involve a small investment relative to the amount of risk assumed. To the extent the Fund enters into these transactions, its success will depend on the Sub-Adviser’s ability to predict market movements, and their use may have the opposite effect of that intended. Risks include potential loss due to the imposition of controls by a government on the exchange of foreign currencies, the loss of any premium paid to enter into the transaction, delivery failure, default by any other party, or inability to close out a position because the trading market becomes illiquid. In addition, for certain reasons, the Fund may not seek to establish a perfect correlation between such hedging instruments and the portfolio instruments being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. It is not possible to hedge fully or perfectly against any risk.

•	Investment in other investment companies risk – As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies in which the Fund invests. To the extent that shares of the Fund are held by an affiliated fund, the ability of the Fund itself to invest in other investment companies may be limited.

•	Leverage risk – Certain transactions, such as reverse repurchase agreements, futures, forwards, swaps, or other derivative instruments, include the use of leverage and may cause the Fund to liquidate portfolio positions at disadvantageous times to satisfy its obligations or to meet asset segregation requirements. The effect of using leverage is to amplify the Fund’s gains and losses in comparison to the amount of the Fund’s assets (that is, assets other than borrowed assets) at risk, which may cause the Fund’s portfolio to be more volatile. If the Fund uses leverage, the Fund has the risk of capital losses that exceed the net assets of the Fund.

•	Preferred stock risk – Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company.

•	TIPS and inflation-linked bonds risk – The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are tied to the relationship between nominal interest rates and the rate of inflation. As a result, if inflation rates were to rise at a faster rate than nominal rates, real interest rates might decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-protected securities.

•	Warrants risk – If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses any amount it paid for the warrant. As a result, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

~~•~~	~~Market risk – Portfolio securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, among others. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.~~

~~•~~	~~Mid-capitalization investing risk – The prices of securities of mid-capitalization companies may be more volatile than those of larger, more established companies.~~

~~•~~	~~Real estate investment risk – Real estate is affected by general economic conditions and legal, cultural or technological developments. When growth is slowing, demand for property decreases and prices may decline, which could impact the value of mortgage-backed securities that may be held by the Fund. Real estate company share prices may drop because of the failure of borrowers to pay their loans and poor management.~~

~~•~~	~~Securities lending risk – Securities lending involves the risk of loss or delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails to return the security loaned or becomes insolvent.~~

~~•~~	~~Small-capitalization investing risk – Investing in smaller companies, some of which may be newer companies or start-ups, generally involves greater risks than investing in larger, more established ones. The securities of companies with smaller market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.~~

~~•~~	~~Tax risk – In order for the Fund to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code” or the “Code”), it must derive at least 90% of its gross income each taxable year from “qualifying income,” which is described in more detail in the SAI. The IRS has issued a ruling to the effect that income from commodity-linked swaps does not constitute “qualifying income” for purposes of the Fund’s qualification as a RIC. Any income derived from direct investments in such commodity-linked swaps, certain other commodity-linked derivatives, and other assets that give rise to non-qualifying income must be limited each taxable year to a maximum of 10% of the Fund’s gross income. The tax treatment of swap agreements and other derivative instruments, such as other commodity-linked derivative instruments may be adversely affected by future legislation, Treasury regulations and/or guidance issued by the IRS that could affect whether income from such investments is “qualifying income” under Subchapter M, or otherwise affect the character, timing or amount of the Fund’s taxable income or gains and thus distributions made by the Fund.~~

Performance. The performance information shown provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compared with those of broad-based securities market indices and a composite index which have investment characteristics similar to those of the Fund. Performance results include the effect of expense waiver/reduction arrangements for some or all of the periods shown. If such arrangements had not been in place, performance for those periods would have been lower. Performance prior to June 24, 2019 reflects the Fund’s results when managed by the former sub-adviser, AllianceBernstein L.P. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance products. If these amounts were reflected, returns would be less than those shown.

Effective June 24, 2019, for consistency with the Fund’s principal investment strategies, the Fund will replace the Dow Jones Moderate Index with the MSCI World Index (Net) as the Fund’s primary benchmark.

Effective June 24, 2019, for consistency with the Fund’s principal investment strategies, the Fund’s secondary benchmark, 70% MSCI World Index (Net), 30% Bloomberg Barclays U.S. Treasury Index, will be replaced with the 60% MSCI World Index (Net), 40% Bloomberg Barclays Global Aggregate Index.

Annual Total Returns as of December 31

Class A

Best Quarter (ended 3/31/2017): 4.87%; Worst Quarter (ended 12/31/2018): -8.74%

Annual Total Returns as of December 31

Class I

Best Quarter (ended 9/30/2018): 1.83%; Worst Quarter (ended 12/31/2018): -8.73%

Average Annual Total Returns as of 12/31/2018
	1 year	Life of Fund (April 28, 2014)
JNL/JPMorgan Global Allocation Fund (Class A) ~~JNL/AB Dynamic Asset Allocation Fund (Class A)~~	-8.74%	2.27%
MSCI World Index (Net) (reflects no deduction for fees, expenses, or taxes)	-8.71%	4.58%
60% MSCI World Index (Net), 40% Bloomberg Barclays Global Aggregate Index (reflects no deduction for fees, expenses, or taxes)	-5.55%	3.06%
Bloomberg Barclays Global Aggregate Index (reflects no deduction for fees, expenses, or taxes)	-1.20%	0.46%
Dow Jones Moderate Index (reflects no deduction for fees, expenses, or taxes)	-5.21%	4.07%
70% MSCI World Index (Net), 30% Bloomberg Barclays U.S. Treasury Index (reflects no deduction for fees, expenses, or taxes)	-5.71%	3.89%

Average Annual Total Returns as of 12/31/2018
	1 year		Life of Fund (April 28, 2014)
~~MSCI World Index (Net) (reflects no deduction for fees, expenses, or taxes)~~	~~-8.71~~	~~%~~	~~4.58 %~~
Bloomberg Barclays U.S. Treasury Index (reflects no deduction for fees, expenses, or taxes)	0.86%		1.76%

Average Annual Total Returns as of 12/31/2018
	1 year	Life of Class (September 27, 2015~~25, 2017~~)
JNL/JPMorgan Global Allocation Fund (Class I) ~~JNL/AB Dynamic Asset Allocation Fund (Class I)~~	-8.34%	-3.69%
MSCI World Index (Net) (reflects no deduction for fees, expenses, or taxes)	-8.71%	-2.63%
60% MSCI World Index (Net), 40% Bloomberg Barclays Global Aggregate Index (reflects no deduction for fees, expenses, or taxes)	-5.55%	-1.63%
Bloomberg Barclays Global Aggregate Index (reflects no deduction for fees, expenses, or taxes)	-1.20%	-0.63%
Dow Jones Moderate Index (reflects no deduction for fees, expenses, or taxes)	-5.21%	-1.03%
70% MSCI World Index (Net), 30% Bloomberg Barclays U.S. Treasury Index (reflects no deduction for fees, expenses, or taxes)	-5.71%	-1.50%
~~MSCI World Index (Net) (reflects no deduction for fees, expenses, or taxes)~~	~~-8.71 %~~	~~-2.63 %~~
Bloomberg Barclays U.S. Treasury Index (reflects no deduction for fees, expenses, or taxes)	0.86%	0.49%

Portfolio Management.

Investment Adviser to the Fund:
Jackson National Asset Management, LLC

Sub-Adviser:
~~AllianceBernstein L.P.~~ J.P. Morgan Investment Management Inc. (“JPMorgan”)

Portfolio Managers:

Name:	Joined Fund Management Team In:	Title:
~~Daniel J. Loewy~~	~~April 2014~~	~~Senior Vice President and Chief Investment Officer, AllianceBernstein L.P.~~
~~Brian T. Brugman~~	~~April 2017~~	~~Portfolio Manager, AllianceBernstein L.P.~~
Eric J. Bernbaum	June 2019	Executive Director, JPMorgan
Jeffrey A. Geller	June 2019	Managing Director, JPMorgan
Grace Koo	June 2019	Executive Director, JPMorgan

Purchase and Redemption of Fund Shares

Only separate accounts of Jackson National Life Insurance Company (“Jackson”) or Jackson National Life Insurance Company of New York (“Jackson NY”) and series, including fund of funds, of registered investment companies in which either or both of those insurance companies invest may purchase shares of the Fund. You may invest indirectly in the Fund through your purchase of a variable annuity or life insurance contract issued by a separate account of Jackson or Jackson NY that invests directly, or through a fund of funds, in this Fund. Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable separate account through which you invest indirectly.

This Fund serves as an underlying investment by insurance companies, affiliated investment companies, and retirement plans for funding variable annuity and life insurance contracts and retirement plans.

Tax Information

The Fund expects to be treated as a partnership for U.S. federal income tax purposes, and does not expect to make regular distributions (other than in redemption of Fund shares) to shareholders, which generally are the participating insurance companies investing in the Fund through separate accounts of Jackson or Jackson NY and mutual funds owned directly or indirectly by such separate accounts. You should consult the prospectus of the appropriate separate account or description of the plan for a discussion of the U.S. federal income tax consequences to you of your contract, policy, or plan.

Payments to Broker-Dealers and Financial Intermediaries

If you invest in the Fund under a variable insurance contract or a plan that offers a variable insurance contract as a plan option through a broker-dealer or other financial intermediary (such as a financial institution), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Website for more information.

JNL/JPMorgan Global Allocation Fund
(Formerly JNL/AB Dynamic Asset Allocation Fund)
Class A
Class I

Investment Objective.  The investment objective of the Fund is to maximize long-term total return. ~~consistent with the determination of reasonable risk and subject to the strategy’s asset class allocations.~~

Principal Investment Strategies.  The Fund has significant flexibility to invest in a broad range of equity, fixed income, and alternative asset classes in the U.S. and other markets throughout the world, both developed and emerging. J.P. Morgan Investment Management Inc., the Fund’s sub-adviser (“Sub-Adviser”), uses a flexible asset allocation approach in constructing the Fund’s portfolio.

Under normal circumstances, the Fund will invest at least 40% of its total assets in countries other than the United States unless the Sub-Adviser determines that conditions are not favorable. If the Sub-Adviser determines that conditions are not favorable, the Fund may invest under 40% of its total assets in non-U.S. countries provided that the Fund will not invest less than 30% of its total assets in non-U.S. countries under normal circumstances except for temporary defensive purposes. The Sub-Adviser will invest in issuers in at least three countries other than the U.S. under normal circumstances. The Fund will invest across the full range of asset classes.

The Fund’s equity investments may include common stock, preferred stock, exchange traded funds (“ETFs”), convertible securities, depositary receipts, warrants to buy common stocks, master limited partnerships (“MLPs”), and other unaffiliated mutual funds and ETFs advised by the Sub-Adviser (“JPMorgan Funds”) and, for the limited purposes described below, market cap weighted index ETFs that are managed by investment advisers that are unaffiliated with the Sub-Adviser (“Unaffiliated Passive ETFs”, and together with JPMorgan Funds, the “Underlying Funds”). The Fund is generally unconstrained by any particular capitalization with regard to its equity investments.

The Fund’s fixed income investments may include bank obligations, convertible securities, U.S. Government securities (including agencies and instrumentalities), mortgage-backed and mortgage-related securities (which may include securities that are issued by non-governmental entities), domestic and foreign corporate bonds, high yield securities (“junk bonds”), loan assignments and participations, debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions, floating rate securities, inflation-indexed bonds, inflation-linked securities such as Treasury Inflation Protected Securities (“TIPS”), JPMorgan Funds, and, for the limited purposes described below, Unaffiliated Passive ETFs. The Fund is generally unconstrained with regard to the duration of its fixed income investments.

The Fund’s alternative investments include securities that are not a part of the Fund’s global equity or global fixed income investments. These investments may include individual securities (such as convertible securities, inflation-sensitive securities and preferred stock), JPMorgan Funds, ETFs, exchange traded notes (“ETNs”), exchange-traded commodities (“ETCs”), and, for the limited purposes described below, Unaffiliated Passive ETFs. The investments in this asset class may give the Fund exposure to: market neutral strategies, long/short strategies, real estate (including real estate investment trusts (“REITS”)), currencies, and commodities.

To the extent the Fund invests in the Underlying Funds, the Sub-Adviser expects to select JPMorgan Funds without considering or canvassing the universe of unaffiliated underlying funds available, even though there may (or may not) be one or more unaffiliated underlying funds that investors might regard as more attractive for the Fund or that have superior returns. The Sub-Adviser also generally expects to select a JPMorgan ETF unless the Sub-Adviser determines the investment is not available to or appropriate for the Fund. To the extent the Sub-Adviser determines that an investment in a JPMorgan ETF is not available to or appropriate for the Fund, only then will the Sub-Adviser consider investing in an Unaffiliated Passive ETF. The Sub-Adviser expects that, to the extent the Fund invests in ETFs, the Sub-Adviser will primarily invest in passive ETFs. A “passive ETF” is a registered investment company that seeks to track the performance of a particular market security or index. The index may be a broad-based market index or it may relate to particular sectors, markets, regions or industries.

The Fund may also hold cash and cash equivalents.

In addition to direct investments in securities, derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. For example, in implementing equity market neutral strategies and macro-based strategies, the Fund may use a total return swap to establish both long and short positions to gain the desired exposure rather than physically purchasing and selling short each instrument. The Fund may use futures contracts, options, forwards, and swaps to more effectively gain targeted equity and fixed income exposure from its cash positions, to hedge investments, for risk management and to attempt to increase the Fund’s gain. The Fund may use futures contracts, forward contracts, options (including options on interest rate futures contracts and interest rate swaps), swaps, and credit default swaps to help manage duration, sector and yield curve exposure, and credit and spread volatility. The Fund may utilize exchange-traded futures contracts for cash management and to gain exposure to equities pending investment in individual securities. To the extent that the Fund does not utilize underlying funds to gain exposure to commodities, it may utilize commodity linked derivatives or commodity swaps to gain exposure to commodities.

The Fund may invest in securities denominated in any currency. The Fund may utilize forward currency transactions to hedge exposure to non-dollar investments back to the U.S. dollar. The Fund may engage in short sales.

The Fund will likely engage in active and frequent trading.

~~The Fund invests in a globally diversified portfolio of equity and debt securities, including exchange-traded funds (“ETFs”), and other financial instruments, and expects to enter into derivatives transactions, including, but not limited to, options, futures, forwards and swaps to achieve market exposure. The Fund’s neutral weighting, from which it will make its tactical asset allocations, is 70% equity exposure and 30% debt exposure. Within these broad components, the Fund may invest in any type of security, including common and preferred stocks, warrants and convertible securities, government and corporate fixed-income securities, commodities, currencies, real estate-related securities and inflation-protected securities. The Fund may invest in U.S., non-U.S. and emerging market issuers. The Fund may invest in securities of companies across the capitalization spectrum, including smaller capitalization companies. The Fund expects its investments in fixed-income securities to have a broad range of maturities and quality levels. The Fund is expected to be highly diversified across industries, sectors and countries, and will choose its positions from several market indices worldwide in a manner that is intended to track the performance (before fees and expenses) of those indices.~~

~~The Sub-Adviser will continuously monitor the risks presented by the Fund’s asset allocation and may make frequent adjustments to the Fund’s exposures to different asset classes. Using its proprietary Dynamic Asset Allocation techniques, the Sub-Adviser will adjust the Fund’s exposure across or within asset classes in response to the Sub-Adviser’s assessment of the relative risks and returns. For example, when the Sub-Adviser determines that equity market volatility is particularly low and that, therefore, the equity markets present reasonable return opportunities, the Sub-Adviser may increase the Fund’s equity exposure to as much as 90%. Conversely, when the Sub-Adviser determines that the risks in the equity markets are disproportionately greater than the potential returns offered, the Sub-Adviser may reduce the Fund’s equity exposure significantly below the target percentage or may even decide to eliminate equity exposure altogether by increasing the Fund’s fixed-income exposure to 100%. This investment strategy is intended to reduce the Fund’s overall investment risk, but may at times result in the Fund underperforming the markets.~~

~~The Fund expects to utilize derivatives and to invest in ETFs to a significant extent. Derivatives and ETFs may provide more efficient and economical exposure to market segments than direct investments, and the Fund’s market exposures may at times be achieved almost entirely through the use of derivatives or through the investments in ETFs. Derivatives transactions and ETFs may also be a quicker and more efficient way to alter the Fund’s exposure than buying and selling direct investments. As a result, the Sub-Adviser expects to use derivatives as one of the primary tools for adjusting the Fund’s exposure levels from its neutral weighting. The Sub-Adviser also expects to use direct investments and ETFs to adjust the Fund’s exposure levels. In determining when and to what extent to enter into derivatives transactions or to invest in ETFs, the Sub-Adviser will consider factors such as the relative risks and returns expected of potential investments and the cost of such transactions. The Sub-Adviser will consider the impact of derivatives and ETFs in making its assessment of the Fund’s risks.~~

~~Currency exchange rate fluctuations can have a dramatic impact on returns, significantly adding to returns in some years and greatly diminishing them in others. To the extent that the Fund invests in non-U.S. Dollar-denominated investments, the Sub-Adviser will integrate the risks of foreign currency exposures into its investment and asset allocation decision making. The Sub-Adviser may seek to hedge all or a portion of the currency exposure resulting from the Fund’s investments. The Sub-Adviser may also seek investment opportunities through currencies and currency-related derivatives.~~

~~Generally, the Fund invests in futures contracts, futures-related instruments, forwards, swaps and options to provide exposure to asset classes including, but not limited to, global developed and emerging equity, fixed-income and currencies (collectively, “Instruments”).  These Instruments may be used for investment or speculative purposes, hedging or as a substitute for investing in conventional securities.  The Fund may also invest in fixed-income~~

~~securities, money market instruments, and cash.  There are no geographic limits on the market exposure of the Fund’s assets.  This flexibility allows AllianceBernstein L.P. (“Sub-Adviser”) to look for investments or gain exposure to asset classes and markets around the world, including emerging markets, that it believes will enhance the Fund’s ability to meet its objective. The Fund may also invest in exchange-traded funds or exchange-traded notes through which the Fund can participate in the performance of one or more Instruments.  The Fund’s return is expected to be derived principally from changes in the value of securities and its portfolio is expected to consist principally of securities.~~

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund.  The following descriptions of the principal risks do not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments.  As a managed portfolio, the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Sub-Adviser’s investment techniques otherwise failing to achieve the Fund’s investment objective. The principal risks of investing in the Fund include:

•	Allocation risk
•	Equity securities risk
•	Market risk
•	Interest rate risk
~~•~~	~~Commodities regulatory risk~~
~~•~~	~~Commodity risk~~
~~•~~	~~Commodity-linked derivatives risk~~
•	Credit risk
•	Sector risk
•	Foreign securities risk
~~•~~	~~Currency management strategies risk~~
~~•~~	~~Currency risk~~
~~•~~	~~Derivatives risk~~
•	Emerging markets and less developed countries risk
•	Currency risk
•	Derivatives risk
•	Fixed-income risk
•	High-yield bonds, lower-rated bonds, and unrated securities risk
•	Mortgage-related and other asset-backed securities risk
•	Corporate loan, sovereign entity loan, and bank loan risk
•	Real estate investment risk
•	Master limited partnership risk
•	U.S. Government securities risk
~~•~~	~~Equity securities risk~~
~~•~~	~~European investment risk~~
•	Exchange-traded funds investing risk
•	Exchange-traded note risk
•	Short sales risk
•	Commodity risk
•	Commodity-linked derivatives risk
•	Convertible securities risk
•	Portfolio turnover risk
~~•~~	~~Fixed-income risk~~
~~•~~	~~Foreign regulatory risk~~
~~•~~	~~Foreign securities risk~~
~~•~~	~~Interest rate risk~~
~~•~~	~~Large-capitalization investing risk~~
~~•~~	~~Leverage risk~~
~~•~~	~~Liquidity risk~~
•	Managed portfolio risk

•	Depositary receipts risk
•	Foreign regulatory risk
•	Forward and futures contract risk
•	Hedging instruments risk
•	Investment in other investment companies risk
•	Leverage risk
•	Preferred stock risk
•	TIPS and inflation-linked bonds risk
•	Warrants risk
~~•~~	~~Market risk~~
~~•~~	~~Mid-capitalization investing risk~~
~~•~~	~~Real estate investment risk~~
~~•~~	~~Securities lending risk~~
~~•~~	~~Small-capitalization investing risk~~
~~•~~	~~Tax risk~~

Please see the “Glossary of Risks” section, which is set forth before the “Management of the Trust” section, for a description of these risks.  There may be other risks that are not listed in this Prospectus that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective.  This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use.  For additional information regarding the risks of investing in the Fund, please refer to the SAI.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks).  There may be additional risks that may affect the Fund’s ability to achieve its stated investment objective.  Those additional risks are:

•	Cybersecurity risk
~~•~~	~~Expense risk~~
~~•~~	~~High-yield bonds, lower-rated bonds, and unrated securities risk~~
•	Investment strategy risk
~~•~~	~~Portfolio turnover risk~~
~~•~~	~~Redemption risk~~
~~•~~	~~Regulatory investment limits risk~~
~~•~~	~~Sovereign debt risk~~
•	Temporary defensive positions and large cash positions risk
~~•~~	~~TIPS and inflation-linked bonds risk~~
~~•~~	~~U.S. Government securities risk~~
•	When-issued and delayed delivery securities and forward commitments risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the Trust” section in this Prospectus, for a description of these risks.

In addition, the performance of the Fund depends on the Sub-Adviser’s abilities to effectively implement the investment strategies of the Fund.

The SAI has more information about the Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to it.

The Sub-Adviser and Portfolio Management. The Sub-Adviser to the Fund is J.P. Morgan Investment Management Inc. (“JPMorgan”), with principal offices at 383 Madison Avenue, New York, NY 10179.  JPMorgan is an indirect subsidiary of JPMorgan Chase & Co., a publicly held bank holding company and global financial services firm. JPMorgan manages assets for governments, corporations, endowments, foundations, and individuals worldwide.  As of December 31, 2018, JPMorgan and its affiliates had approximately $1.659 trillion in assets under management.

Jeffrey A. Geller, Managing Director, CFA, is the Chief Investment Officer of JPMorgan’s Multi-Asset Solutions Group and has investment oversight responsibility for all accounts managed by JPMorgan’s Multi-Asset Solutions Group. In addition, Mr. Gellar has direct portfolio management responsibilities for JPMorgan’s Multi-Asset

Solutions Group’s less constrained mandates as well as those with large alternative allocations.  Mr. Gellar joined JPMorgan in 2006 and has been a portfolio manager of the Fund since June 2019.

Eric J. Bernbaum, Executive Director, CFA, is a portfolio manager within JPMorgan’s Multi-Asset Solutions Group and has responsibility for portfolio construction and the implementation of tactical asset allocations across JPMorgan’s Multi-Asset Solutions Group. Mr. Bernbaum joined JPMorgan in 2008 and has been a portfolio manager of the Fund since June 2019.

Grace Koo, Executive Director, is a portfolio manager within JPMorgan’s Multi-Asset Solutions Group and has responsibility for quantitative multi-asset portfolio strategies, dynamic asset allocation and long-term capital market assumptions.  Ms. Koo joined JPMorgan in 2007 and has been a portfolio manager of the Fund since June 2019.

~~AllianceBernstein L.P. (“AllianceBernstein”), 1345 Avenue of the Americas, New York, New York 10105.  AllianceBernstein is a leading international investment adviser managing client accounts with assets as of December 31, 2018, totaling approximately $516.0 billion.~~

~~Daniel J. Loewy is a Senior Vice President of AllianceBernstein, and a Senior Vice President and Chief Investment Officer-Dynamic Asset Allocation of the Adviser, with which he has been associated since prior to 2008.~~

~~Brian T. Brugman is a Portfolio Manager on the Multi-Asset team, where he manages a range of tactical investment strategies incorporating traditional and alternative assets. He previously served as a senior quantitative analyst on the Dynamic Asset Allocation team, where he helped to research and design the group’s investment process and tool set.~~

The SAI provides additional information about a portfolio manager’s compensation, other accounts managed, and ownership of securities in the Fund(s).

A discussion regarding the Board of Trustees’ basis for approving the sub-advisory agreement is available in the Fund’s Annual Report for the period ended December 31, 2018.